STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE5 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $996,858,000
                                  (Approximate)
                                 GSAMP 2006-HE5
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------


                Approximate                                           Initial                                            Expected
                 Principal         Primary       Expected Credit   Pass-Through   Estimated Avg.   Principal Payment   Moody's/S&P
Certificates   Balance(1)(4)   Collateral Group      Support          Rate(5)     Life (yrs)(2)       Window(2)(3)      Ratings(6)
----------------------------------------------------------------------------------------------------------------------------------
A-1            $240,872,000        Group I            23.40%       LIBOR + [ ]%        2.10          09/06 - 11/12       Aaa/AAA
A-2A           $267,954,000        Group II           23.40%       LIBOR + [ ]%        0.95          09/06 - 04/08       Aaa/AAA
A-2B           $121,723,000        Group II           23.40%       LIBOR + [ ]%        2.00          04/08 - 11/08       Aaa/AAA
A-2C           $115,871,000        Group II           23.40%       LIBOR + [ ]%        3.25          11/08 - 04/12       Aaa/AAA
A-2D            $48,989,000        Group II           23.40%       LIBOR + [ ]%        6.19          04/12 - 11/12       Aaa/AAA
M-1             $41,536,000      Group I & II         19.40%       LIBOR + [ ]%        4.78          07/10 - 11/12       Aa1/AA+
M-2             $38,421,000      Group I & II         15.70%       LIBOR + [ ]%        4.60          04/10 - 11/12        Aa2/AA
M-3             $22,844,000      Group I & II         13.50%       LIBOR + [ ]%        4.51          02/10 - 11/12        Aa3/AA
M-4             $19,211,000      Group I & II         11.65%       LIBOR + [ ]%        4.46          01/10 - 11/12        A1/AA
M-5             $19,210,000      Group I & II          9.80%       LIBOR + [ ]%        4.43          12/09 - 11/12        A2/A+
M-6             $17,653,000      Group I & II          8.10%       LIBOR + [ ]%        4.40          11/09 - 11/12         A3/A
M-7             $17,133,000      Group I & II          6.45%       LIBOR + [ ]%        4.37          11/09 - 11/12       Baa1/A-
M-8             $14,018,000      Group I & II          5.10%       LIBOR + [ ]%        4.35          10/09 - 11/12      Baa2/BBB+
M-9             $11,423,000      Group I & II          4.00%       LIBOR + [ ]%        4.34          10/09 - 11/12      Baa3/BBB-
----------------------------------------------------------------------------------------------------------------------------------
Total          $996,858,000
----------------------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates
------------------------

----------------------------------------------------------------------------------------------------------------------------------
B-1             $10,384,000      Group I & II          3.00%       LIBOR + [ ]%         N/A                    N/A            N/A
B-2             $10,384,000      Group I & II          2.00%       LIBOR + [ ]%         N/A                    N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated based on Mortgage Loan balances as of the Statistical Calculation Date, rolled one month forward using 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The final scheduled distribution date for the Certificates is the Distribution Date in August 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data((7))
--------------------------------


                                                                 Group I                       Group II                 Aggregate
                                                    -----------------------------   ------------------------------   --------------
                                                    Adjustable Rate    Fixed Rate   Adjustable Rate     Fixed Rate
                                                    ---------------   -----------   ---------------   ------------
Total Scheduled Principal Balance:                     $246,726,881   $70,067,716      $573,606,265   $155,683,319   $1,046,084,182
Number of Mortgage Loans:                                     1,449           543             3,026          1,674            6,692
Average Scheduled Principal Balance:                       $170,274      $129,038          $189,559        $93,001         $156,319
Weighted Average Gross Coupon:                               8.810%        8.185%            8.516%         9.062%           8.644%
Weighted Average Net Coupon:((8))                            8.300%        7.675%            8.006%         8.552%           8.134%
Weighted Average Current FICO Score:                            595           625               626            634              620
Weighted Average Original LTV Ratio:                         78.15%        70.33%            81.52%         61.88%           77.05%
Weighted Average Combined Original LTV Ratio:((9))           78.15%        75.35%            81.52%         84.01%           80.68%
Weighted Average Combined LTV
with Silent Seconds:(9)                                      82.32%        78.39%            92.12%         86.90%           88.11%
Weighted Average Std. Remaining Term (months):                  360           344               361            326              354
Weighted Average Seasoning (months):                              1             1                 1              1                1
Weighted Average Months to Roll:(10)                             25             0                25              0               25
Weighted Average Gross Margin:(10)                           6.113%        0.000%            6.024%         0.000%           6.051%
Weighted Average Initial Rate Cap:(10)                       2.270%        0.000%            2.648%         0.000%           2.534%
Weighted Average Periodic Rate Cap:(10)                      1.020%        0.000%            1.010%         0.000%           1.013%
Weighted Average Gross Max. Lifetime Rate:(10)              14.752%        0.000%           14.549%         0.000%          14.610%
% of Silent Seconds:(11)                                     23.83%        19.40%            39.04%         12.46%           30.18%
Non-Zero Weighted Average DTI%:                              42.64%        41.61%            42.92%         42.00%           42.63%
% of Loans with MI:                                           0.05%         0.00%             0.00%          0.00%            0.01%


(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(9) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(10) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.
(11) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan and the second lien Mortgage Loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime, first and second lien, adjustable and fixed rate mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators: Aames Capital Corporation (29%), Mortgage Lenders Network USA, Inc (18%), SouthStar Funding Corp. (14%), the CIT Group/Consumer Finance, the CIT Group/Consumer Finance (NY) and the CIT Group/Consumer Finance (TN) (together, "CIT") (13%) and 21 other sellers which make up approximately 26% of the entire pool, each less than 10%.

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.00%, and excess spread.

o The Mortgage Loans will be serviced by Litton Loan Servicing LP ("Litton"), Select Portfolio Servicing, Inc. ("SPS") and Avelo Mortgage, L.L.C. ("Avelo"). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicers.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06HE5" and on Bloomberg as "GSAMP 06-HE5".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,004,646,180. For the purposes of calculating the WAC Caps, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.40% (on an actual/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the Swap Provider.

o This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.50% (on an actual/360 basis) and a term of 60 months (the "Interest Rate Cap"). For the purposes of calculating the WAC Caps, the cap notional amount will amortize in accordance with the Interest Rate Cap schedule attached as Appendix A.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                    August 25, 2006

Cut-off Date:                             August 1, 2006

Statistical Calculation Date:             July 1, 2006

Expected Pricing Date:                    On or prior to August 16, 2006

First Distribution Date:                  September 25, 2006

Key Terms
---------

Offered Certificates:                     Class A and Class M Certificates

Class A Certificates:                     Class A-1 and Class A-2 Certificates

Class A-2 Certificates:                   Class A-2A, Class A-2B, Class A-2C and
                                          Class A-2D Certificates

Class M Certificates:                     Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7,
                                          Class M-8 and Class M-9 Certificates

Class B Certificates:                     Class B-1 and Class B-2 Certificates

Non-Offered Certificates:                 Class B Certificates and Residual
                                          Certificates

Residual Certificates:                    Class R, Class RC and Class RX
                                          Certificates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

LIBOR Certificates:                       Offered Certificates and Class B
                                          Certificates

Depositor:                                GS Mortgage Securities Corp.

Lead Manager:                             Goldman, Sachs & Co.

Servicers:                                Litton Loan Servicing LP (44%), Select
                                          Portfolio Servicing, Inc (18%) and
                                          Avelo Mortgage, L.L.C. (38%) are
                                          expected to service the Mortgage Loans
                                          in this deal once the servicing
                                          transfers are completed.

                                          As of the closing date, approximately
                                          31% of the Mortgage Loans will be
                                          serviced by various interim servicers,
                                          and will be transferred to Litton, SPS
                                          and Avelo after the Closing Date. The
                                          servicing transfers are expected to be
                                          completed by November 1, 2006.
                                          Although the transfer of servicing
                                          with respect to those mortgage loans
                                          is scheduled to occur by November 1,
                                          2006, all transfers of servicing
                                          involve the risk of disruption in
                                          collections due to data input errors,
                                          misapplied or misdirected payments,
                                          system incompatibilities, the
                                          requirement to notify the mortgagors
                                          about the servicing transfer, delays
                                          caused by the transfer of the related
                                          servicing mortgage files and records
                                          to the new servicer and other reasons.

Trustee:                                  LaSalle Bank National Association

Master Servicer and
Securities Administrator:                 Wells Fargo Bank, N.A.

Custodians:                               U.S. Bank National Association (18%),
                                          J.P. Morgan Trust Company (<1%),
                                          National Association and Deutsche Bank
                                          National Trust Company (81%)

Swap and Cap Provider:                    Goldman Sachs Mitsui Marine Derivative
                                          Products, L.P.

Servicing Fee Rate:                       50 bps

Master Servicing and Securities
Administrator Fee Rate:                   Approximately 1 bp

Expense Fee:                              The aggregate of the Servicing Fee at
                                          the Servicing Fee Rate and the Master
                                          Servicing and Securities Administrator
                                          Fee at the Master Servicing and
                                          Securities Administrator Fee Rate

Expense Fee Rate:                         The Servicing Fee Rate and the Master
                                          Servicing and Securities Administrator
                                          Fee Rate

Distribution Date:                        25th day of the month or the following
                                          business day

Record Date:                              For any Distribution Date, the last
                                          business day of the Interest Accrual
                                          Period

Delay Days:                               0 day delay on all LIBOR Certificates

Prepayment Period:                        The calendar month prior to the
                                          Distribution Date

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs.

Day Count:                                Actual/360 basis

Interest Accrual Period:                  From the prior Distribution Date to
                                          the day prior to the current
                                          Distribution Date (except for the
                                          initial Interest Accrual Period for
                                          which interest will accrue from the
                                          Closing Date).

Pricing Prepayment Assumption:            Adjustable rate Mortgage Loans: CPR
                                          starting at 5% CPR in the first month
                                          of the mortgage loan (i.e. loan age)
                                          and increasing to 30% CPR in month 12
                                          (an approximate 2.273% increase per
                                          month), remaining at 30% CPR for 12
                                          months, then moving to 60% CPR for 3
                                          months, and then remaining at 35% CPR
                                          thereafter.

                                          Fixed rate Mortgage Loans: CPR
                                          starting at 5% CPR in the first month
                                          of the mortgage loan (i.e. loan age)
                                          and increasing to 24% CPR in month 12
                                          (an approximate 1.727% increase per
                                          month), and remaining at 24% CPR
                                          thereafter.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Mortgage Loans:                           The trust will consist of subprime,
                                          first and second lien, fixed rate and
                                          adjustable rate residential mortgage
                                          loans.

Group I Mortgage Loans:                   Approximately $316,794,598 of Mortgage
                                          Loans with original principal balances
                                          as of the Statistical Calculation Date
                                          that conform to the original principal
                                          balance limits for one-to four-family
                                          residential mortgage loan guidelines
                                          set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:                  Approximately $729,289,584 of Mortgage
                                          Loans with original principal balances
                                          as of the Statistical Calculation Date
                                          that may or may not conform to the
                                          original principal balance limits for
                                          one- to four-family residential
                                          mortgage loan guidelines set by Fannie
                                          Mae or Freddie Mac.

Excess Spread:                            The initial weighted average net
                                          coupon of the Mortgage Loans will be
                                          greater than the interest payments on
                                          the LIBOR Certificates, resulting in
                                          excess cash flow calculated in the
                                          following manner based on the Mortgage
                                          Loan balances as of the Statistical
                                          Calculation Date, rolled one month
                                          forward at 8% CPR:

                                          Initial Gross WAC(1):                                    8.6445%
                                             Less Fees & Expenses(2):                              0.5100%
                                                                                                   -------
                                          Net WAC(1):                                              8.1345%
                                             Less Initial LIBOR Certificate Coupon (Approx.)(3):   5.5089%
                                             Less Initial Net Swap Flow(3):                        0.0155%
                                                                                                   -------
                                          Initial Excess Spread(1):                                2.6101%

                                          (1)   This amount will vary on each
                                                Distribution Date based on
                                                changes to the weighted average
                                                of the interest rates on the
                                                Mortgage Loans as well as any
                                                changes in day count.
                                          (2)   Assumes a fee of 51 bps.
                                          (3)   Assumes 1-month LIBOR equal to
                                                5.384%, initial marketing
                                                spreads and a 30-day month. This
                                                amount will vary on each
                                                Distribution Date based on
                                                changes to the weighted average
                                                of the pass-through rates on the
                                                LIBOR Certificates as well as
                                                any changes in day count.

Servicer Advancing:                       Yes, as to principal and interest,
                                          subject to recoverability

Compensating Interest:                    Each Servicer will pay compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans for the related Distribution
                                          Date resulting from voluntary
                                          Principal Prepayments on the Mortgage
                                          Loans during the related Prepayment
                                          Period and (B) with respect to (i)
                                          Litton and Avelo, one-half of the
                                          applicable Servicing Fee received for
                                          the related Distribution Date, (ii)
                                          SPS, the aggregate of the applicable
                                          Servicing Fee payable for the related
                                          Distribution Date.

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call.

Rating Agencies:                          Standard & Poor's Ratings Services, a
                                          division of The McGraw-Hill Companies,
                                          Inc. and Moody's Investors Service,
                                          Inc. will rate all of the Offered
                                          Certificates.

Minimum Denomination:                     $25,000 with regard to each of the
                                          Offered Certificates

Legal Investment:                         It is anticipated that the Offered
                                          Certificates will not be SMMEA
                                          eligible.

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to the Offered Certificates.
                                          However, in addition, for so long as
                                          the swap agreement is in effect,
                                          prospective purchasers must be
                                          eligible under one or more
                                          investor-based exemptions, and
                                          prospective purchasers should consult
                                          their own counsel.

Tax Treatment:                            Portions of the trust will be treated
                                          as multiple real estate mortgage
                                          investment conduits, or REMICs, for
                                          federal income tax purposes.

                                          The Offered Certificates will
                                          represent regular interests in a
                                          REMIC, which will be treated as debt
                                          instruments of a REMIC, and interests
                                          in certain basis risk interest carry
                                          forward payments, pursuant to the
                                          payment priorities in the transaction.
                                          Each interest in basis risk interest
                                          carry forward payments will be treated
                                          as an interest rate cap contract for
                                          federal income tax purposes.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Registration Statement and Prospectus:    This term sheet does not contain all
                                          information that is required to be
                                          included in a registration statement,
                                          or in a base prospectus and prospectus
                                          supplement.

                                          The Depositor has filed a registration
                                          statement (including the Prospectus)
                                          with the SEC for the offering to which
                                          this communication relates. Before you
                                          invest, you should read the Prospectus
                                          in the registration statement and
                                          other documents the Depositor has
                                          filed with the SEC for more complete
                                          information about the Depositor, the
                                          issuing trust and this offering. You
                                          may get these documents for free by
                                          visiting EDGAR on the SEC website at
                                          www.sec.gov. Alternatively, the
                                          Depositor or Goldman, Sachs & Co., the
                                          underwriter for this offering, will
                                          arrange to send you the Prospectus if
                                          you request it by calling toll-free
                                          1-800-323-5678.

                                          The registration statement referred to
                                          above (including the Prospectus) is
                                          incorporated in this term sheet by
                                          reference and may be accessed by
                                          clicking on the following hyperlink:

                                          http://sec.gov/Archives/edgar/data/
                                          807641/000091412106000903/
                                          gs886094-s3.txt

Risk Factors:                             PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS INCLUDED IN THE
                                          REGISTRATION STATEMENT FOR A
                                          DESCRIPTION OF INFORMATION THAT SHOULD
                                          BE CONSIDERED IN CONNECTION WITH AN
                                          INVESTMENT IN THE OFFERED
                                          CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.00% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Statistical Calculation Date), and (3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 46.80%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
---------------------------------------------------------------------------
  A                      23.40%                             46.80%
 M-1                     19.40%                             38.80%
 M-2                     15.70%                             31.40%
 M-3                     13.50%                             27.00%
 M-4                     11.65%                             23.30%
 M-5                      9.80%                             19.60%
 M-6                      8.10%                             16.20%
 M-7                      6.45%                             12.90%
 M-8                      5.10%                             10.20%
 M-9                      4.00%                              8.00%
 B-1                      3.00%                              6.00%
 B-2                      2.00%                              4.00%

(1)   Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34.19% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


     Distribution Dates                     Cumulative Realized Loss Percentage
-----------------------------   ------------------------------------------------------------
September 2008 - August 2009                     1.60% for the first month,
                                plus an additional 1/12th of 2.00% for each month thereafter

September 2009 - August 2010                     3.60% for the first month,
                                plus an additional 1/12th of 2.05% for each month thereafter

September 2010 - August 2011                     5.65% for the first month,
                                plus an additional 1/12th of 1.60% for each month thereafter

September 2011 - August 2012                     7.25% for the first month,
                                plus an additional 1/12th of 0.95% for each month thereafter

September 2012 and thereafter                               8.20%


40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less
(z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate without regard to the WAC Cap or applicable group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or on the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receivable, any cap payment from the Interest Rate Cap and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by each Servicer on or prior to the related determination date or advanced by each Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 53.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.20% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 68.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

sequentially:

(a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

(b) concurrently,

      (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

      (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(i) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(ii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage, until their respective class certificate balance has been reduced to zero, and

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

(v)   certain swap termination payments to the Supplemental Interest Trust,

(vi) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

(vii) to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the swap provider or received from the swap provider and cap payments to the trust from the Interest Rate Cap Agreement. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


                                           1-12          13-24          25-36
Product                   No Penalty      Months         Months         Months         Total(2)
--------------------------------------------------------------------------------------------------
1 YR ARM BALLOON 40/30       $204,742            $0             $0             $0         $204,742
2 YR ARM                 $138,701,557   $11,087,902   $180,860,806     $8,752,034     $339,402,300
2 YR ARM 40/40             $4,801,245            $0     $2,088,297             $0       $6,889,542
2 YR ARM BALLOON 40/30   $117,735,807   $22,800,169   $190,466,240     $4,757,723     $335,759,938
2 YR ARM BALLOON 50/30             $0            $0       $208,000             $0         $208,000
2 YR ARM IO               $22,025,614    $2,305,324    $27,164,216     $4,332,184      $55,827,338
3 YR ARM                  $22,786,735      $893,318       $741,489     $9,075,934      $33,497,476
3 YR ARM 40/40               $397,909      $734,896             $0             $0       $1,132,805
3 YR ARM BALLOON 40/30    $12,285,232    $2,551,069     $2,149,163     $6,125,200      $23,110,664
3 YR ARM IO                $4,130,450      $595,000       $200,000       $978,350       $5,903,800
40 YR FIXED                  $814,765            $0             $0       $193,263       $1,008,028
5 YR ARM                   $1,042,311      $254,975       $431,570     $4,446,291       $6,175,145
5 YR ARM BALLOON 40/30     $3,586,156      $278,355             $0     $4,540,112       $8,404,623
5 YR ARM IO                   $94,500            $0       $500,000     $1,490,620       $2,085,120
6 MO ARM                           $0            $0     $1,400,156       $251,497       $1,651,653
7 YR ARM IO                        $0            $0             $0        $80,000          $80,000
FIXED                     $41,936,422    $7,306,668    $10,139,313    $96,936,823     $156,319,226
FIXED BALLOON 30/15       $11,084,517    $2,653,728     $4,906,386     $5,441,162      $24,085,793
FIXED BALLOON 40/30        $8,191,640    $2,271,086     $3,458,619    $20,808,453      $34,729,800
FIXED BALLOON 50/30          $504,000            $0             $0             $0         $504,000
FIXED IO                   $2,466,900       $25,550       $399,230     $6,212,509       $9,104,189
--------------------------------------------------------------------------------------------------
Total:                   $392,790,503   $53,758,039   $425,113,486   $174,422,154   $1,046,084,182
--------------------------------------------------------------------------------------------------


                                        1-12     13-24     25-36
Product                  No Penalty    Months    Months    Months
------------------------------------------------------------------
1 YR ARM BALLOON 40/30         0.02%     0.00%     0.00%     0.00%
2 YR ARM                      13.26%     1.06%    17.29%     0.84%
2 YR ARM 40/40                 0.46%     0.00%     0.20%     0.00%
2 YR ARM BALLOON 40/30        11.25%     2.18%    18.21%     0.45%
2 YR ARM BALLOON 50/30         0.00%     0.00%     0.02%     0.00%
2 YR ARM IO                    2.11%     0.22%     2.60%     0.41%
3 YR ARM                       2.18%     0.09%     0.07%     0.87%
3 YR ARM 40/40                 0.04%     0.07%     0.00%     0.00%
3 YR ARM BALLOON 40/30         1.17%     0.24%     0.21%     0.59%
3 YR ARM IO                    0.39%     0.06%     0.02%     0.09%
40 YR FIXED                    0.08%     0.00%     0.00%     0.02%
5 YR ARM                       0.10%     0.02%     0.04%     0.43%
5 YR ARM BALLOON 40/30         0.34%     0.03%     0.00%     0.43%
5 YR ARM IO                    0.01%     0.00%     0.05%     0.14%
6 MO ARM                       0.00%     0.00%     0.13%     0.02%
7 YR ARM IO                    0.00%     0.00%     0.00%     0.01%
FIXED                          4.01%     0.70%     0.97%     9.27%
FIXED BALLOON 30/15            1.06%     0.25%     0.47%     0.52%
FIXED BALLOON 40/30            0.78%     0.22%     0.33%     1.99%
FIXED BALLOON 50/30            0.05%     0.00%     0.00%     0.00%
FIXED IO                       0.24%     0.00%     0.04%     0.59%
------------------------------------------------------------------
Total:                        37.55%     5.14%    40.64%    16.67%
------------------------------------------------------------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)   Columns may not add due to rounding.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of August 7, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o     100% Principal and Interest Advancing

o Run to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month


-------------------------------------------------------------------------------------------------------------
                                    First Dollar of Loss          LIBOR Flat                0% Return
-------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                   38.27                    38.35                    40.01
            Yield (%)                                5.5379                   5.2515                   0.0106
            WAL                                        3.08                     3.08                     2.98
            Modified Duration                           2.8                     2.81                     2.79
            Principal Window                  Sep09 - Sep09            Sep09 - Sep09            Aug09 - Aug09
            Principal Writedown ($)       19,039.32 (0.05%)       413,357.30 (1.00%)    6,877,920.20 (16.56%)
            Total Collat Loss ($)   231,386,449.77 (22.28%)  231,743,440.88 (22.32%)  237,105,164.85 (22.83%)
-------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                   29.79                    29.86                    31.27
            Yield (%)                                5.5403                   5.2678                   0.0084
            WAL                                        3.50                     3.50                     3.38
            Modified Duration                          3.15                     3.15                     3.14
            Principal Window                  Feb10 - Feb10            Feb10 - Feb10            Jan10 - Jan10
            Principal Writedown ($)       52,289.71 (0.14%)       450,846.38 (1.17%)    7,253,227.34 (18.88%)
            Total Collat Loss ($)   199,176,032.29 (19.18%)  199,534,100.23 (19.22%)  205,181,575.37 (19.76%)
-------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                   25.47                    25.51                    26.36
            Yield (%)                                5.5347                   5.2703                   0.0044
            WAL                                        3.75                     3.75                     3.63
            Modified Duration                          3.34                     3.35                     3.34
            Principal Window                  May10 - May10            May10 - May10            Apr10 - Apr10
            Principal Writedown ($)       61,137.63 (0.27%)       308,536.05 (1.35%)    4,655,278.45 (20.38%)
            Total Collat Loss ($)   180,112,636.10 (17.35%)  180,334,336.28 (17.37%)  183,766,547.80 (17.70%)
-------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                   22.12                    22.17                    22.85
            Yield (%)                                5.6250                   5.2323                   0.0942
            WAL                                        4.00                     4.00                     3.88
            Modified Duration                          3.54                     3.54                     3.54
            Principal Window                  Aug10 - Aug10            Aug10 - Aug10            Jul10 - Jul10
            Principal Writedown ($)       25,852.30 (0.13%)       357,894.59 (1.86%)    4,154,629.27 (21.63%)
            Total Collat Loss ($)   164,211,526.59 (15.81%)  164,508,045.43 (15.84%)  167,471,661.60 (16.13%)
-------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                   19.15                    19.20                    19.78
            Yield (%)                                5.6135                   5.2137                   0.0045
            WAL                                        4.17                     4.17                      4.1
            Modified Duration                          3.67                     3.67                     3.74
            Principal Window                  Oct10 - Oct10            Oct10 - Oct10            Oct10 - Oct10
            Principal Writedown ($)       49,924.03 (0.26%)       403,406.27 (2.10%)    4,477,584.60 (23.31%)
            Total Collat Loss ($)   147,916,957.75 (14.24%)  148,232,903.61 (14.28%)  151,873,917.15 (14.63%)
-------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                   16.54                    16.59                    17.16
            Yield (%)                                5.6845                   5.2534                   0.0974
            WAL                                        4.42                     4.42                     4.25
            Modified Duration                          3.86                     3.86                     3.86
            Principal Window                  Jan11 - Jan11            Jan11 - Jan11            Dec10 - Dec10
            Principal Writedown ($)       55,893.32 (0.32%)       429,968.60 (2.44%)    4,258,060.39 (24.12%)
            Total Collat Loss ($)   133,337,003.18 (12.84%)  133,672,811.31 (12.87%)  136,712,691.71 (13.17%)
-------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                   14.23                    14.32                    14.84
            Yield (%)                                6.0850                   5.2726                   0.0660
            WAL                                        4.58                     4.58                     4.38
            Modified Duration                          3.94                     3.95                     3.95
            Principal Window                  Mar11 - Mar11            Mar11 - Mar11            Feb11 - Feb11
            Principal Writedown ($)       69,258.78 (0.40%)       777,568.91 (4.54%)    4,583,466.58 (26.75%)
            Total Collat Loss ($)   118,752,511.63 (11.44%)  119,391,128.86 (11.50%)  122,393,168.45 (11.79%)
-------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of August 7, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o     100% Principal and Interest Advancing

o Run to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month


---------------------------------------------------------------------------------------------------------------
                                     First Dollar of Loss          LIBOR Flat                0% Return
---------------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                    12.42                    12.52                     12.93
            Yield (%)                                 6.3050                   5.2050                    0.0936
            WAL                                         4.75                     4.74                      4.51
            Modified Duration                           4.04                     4.05                      4.04
            Principal Window                   May11 - May11            May11 - May11             Apr11 - Apr11
            Principal Writedown ($)        51,334.89 (0.37%)       864,235.48 (6.17%)     3,976,320.22 (28.37%)
            Total Collat Loss ($)    106,784,443.24 (10.28%)  107,527,471.91 (10.36%)   109,982,495.97 (10.59%)
---------------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                    10.99                    11.14                     11.46
            Yield (%)                                 7.2500                   5.2196                    0.0625
            WAL                                         4.92                     4.89                      4.60
            Modified Duration                           4.06                     4.08                      4.07
            Principal Window                   Jul11 - Jul11            Jul11 - Jul11             Jun11 - Jun11
            Principal Writedown ($)            86.94 (0.00%)    1,257,545.78 (11.01%)     3,775,893.00 (33.06%)
            Total Collat Loss ($)      96,966,473.61 (9.34%)    98,124,471.96 (9.45%)    100,083,237.71 (9.64%)
---------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


                                   --------------------------------------------------------------------------------------------
                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class A-1    WAL                    4.59             3.13             2.26             1.51             1.25             1.12
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           311              224              168              130              30               26
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2A   WAL                    1.57             1.18             0.95             0.80             0.70             0.63
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           35               25               20               17               14               13
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2B   WAL                    3.75             2.52             2.00             1.71             1.46             1.26
             First Prin Pay          35               25               20               17               14               13
             Last Prin Pay           60               40               27               24               21               18
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2C   WAL                    7.71             5.10             3.25             2.21             1.96             1.76
             First Prin Pay          60               40               27               24               21               18
             Last Prin Pay           140              93               68               31               26               24
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2D   WAL                    16.40            11.18            8.23             3.59             2.29             2.08
             First Prin Pay          140              93               68               31               26               24
             Last Prin Pay           318              230              174              136              30               26
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-1    WAL                    9.40             6.32             5.26             6.79             6.04             5.02
             First Prin Pay          50               39               47               64               54               45
             Last Prin Pay           284              198              149              115              109              90
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-2    WAL                    9.38             6.29             5.07             5.18             4.28             3.60
             First Prin Pay          50               38               44               53               44               37
             Last Prin Pay           274              190              142              110              88               73
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-3    WAL                    9.35             6.28             4.96             4.70             3.84             3.25
             First Prin Pay          50               38               42               49               40               34
             Last Prin Pay           263              181              135              104              83               69
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-4    WAL                    9.33             6.26             4.89             4.49             3.65             3.10
             First Prin Pay          50               37               41               46               38               32
             Last Prin Pay           254              177              130              100              80               66
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-5    WAL                    9.29             6.23             4.84             4.34             3.52             2.99
             First Prin Pay          50               37               40               44               36               31
             Last Prin Pay           246              170              125              97               77               64
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-6    WAL                    9.25             6.19             4.79             4.21             3.41             2.91
             First Prin Pay          50               37               39               42               34               30
             Last Prin Pay           236              163              119              92               73               61
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-7    WAL                    9.18             6.15             4.73             4.10             3.31             2.83
             First Prin Pay          50               37               39               41               33               29
             Last Prin Pay           225              154              113              87               69               58
-------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


                                   --------------------------------------------------------------------------------------------
                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class M-8    WAL                    9.09             6.08             4.66             4.00             3.24             2.76
             First Prin Pay          50               37               38               40               32               28
             Last Prin Pay           211              144              106              81               65               54
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-9    WAL                    8.97             5.99             4.58             3.91             3.16             2.71
             First Prin Pay          50               37               38               39               32               28
             Last Prin Pay           197              134              98               75               60               50
-------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.28             2.91             2.10             1.47             1.25             1.12
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           155              103              75               58               30               26
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.57             1.18             0.95             0.80             0.70             0.63
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           35               25               20               17               14               13
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.75             2.52             2.00             1.71             1.46             1.26
              First Prin Pay          35               25               20               17               14               13
              Last Prin Pay           60               40               27               24               21               18
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.71             5.10             3.25             2.21             1.96             1.76
              First Prin Pay          60               40               27               24               21               18
              Last Prin Pay           140              93               68               31               26               24
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    12.79            8.49             6.19             3.02             2.29             2.08
              First Prin Pay          140              93               68               31               26               24
              Last Prin Pay           155              103              75               58               30               26
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.53             5.69             4.78             4.83             3.83             3.25
              First Prin Pay          50               39               47               58               46               39
              Last Prin Pay           155              103              75               58               46               39
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.53             5.68             4.60             4.74             3.81             3.23
              First Prin Pay          50               38               44               53               44               37
              Last Prin Pay           155              103              75               58               46               39
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.53             5.68             4.51             4.36             3.56             3.03
              First Prin Pay          50               38               42               49               40               34
              Last Prin Pay           155              103              75               58               46               39
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.53             5.68             4.46             4.16             3.38             2.89
              First Prin Pay          50               37               41               46               38               32
              Last Prin Pay           155              103              75               58               46               39
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.53             5.67             4.43             4.02             3.26             2.79
              First Prin Pay          50               37               40               44               36               31
              Last Prin Pay           155              103              75               58               46               39
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.53             5.67             4.40             3.92             3.17             2.72
              First Prin Pay          50               37               39               42               34               30
              Last Prin Pay           155              103              75               58               46               39
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.53             5.67             4.37             3.84             3.10             2.66
              First Prin Pay          50               37               39               41               33               29
              Last Prin Pay           155              103              75               58               46               39
-------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o   Prepayments capped at 85% CPR

o   1-month and 6-month LIBOR remain static

o   10% Clean Up Call is exercised


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA         175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                   8.53             5.67             4.35             3.78             3.05            2.62
              First Prin Pay         50               37               38               40               32              28
              Last Prin Pay          155              103              75               58               46              39
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                   8.53             5.67             4.34             3.73             3.01            2.60
              First Prin Pay         50               37               38               39               32              28
              Last Prin Pay          155              103              75               58               46              39
-------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of August 7, 2006, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
     1      Sep-06            2.43       49      Sep-10            4.31       97      Sep-14            4.18
     2      Oct-06            2.61       50      Oct-10            4.48       98      Oct-14            4.38
     3      Nov-06            2.42       51      Nov-10            4.28       99      Nov-14            4.21
     4      Dec-06            2.61       52      Dec-10            4.46      100      Dec-14            4.40
     5      Jan-07            2.42       53      Jan-11            4.26      101      Jan-15            4.23
     6      Feb-07            2.42       54      Feb-11            4.28      102      Feb-15            4.26
     7      Mar-07            2.98       55      Mar-11            4.82      103      Mar-15            4.80
     8      Apr-07            2.43       56      Apr-11            4.25      104      Apr-15            4.29
     9      May-07            2.61       57      May-11            4.43      105      May-15            4.48
    10      Jun-07            2.43       58      Jun-11            4.24      106      Jun-15            4.32
    11      Jul-07            2.62       59      Jul-11            4.45      107      Jul-15            4.52
    12      Aug-07            2.45       60      Aug-11            4.26      108      Aug-15            4.36
    13      Sep-07            2.45       61      Sep-11            4.26      109      Sep-15            4.38
    14      Oct-07            2.64       62      Oct-11            4.43      110      Oct-15            4.57
    15      Nov-07            2.47       63      Nov-11            4.24      111      Nov-15            4.42
    16      Dec-07            2.66       64      Dec-11            4.41      112      Dec-15            4.61
    17      Jan-08            2.47       65      Jan-12            4.19      113      Jan-16            4.47
    18      Feb-08            2.49       66      Feb-12            4.21      114      Feb-16            4.50
    19      Mar-08            2.85       67      Mar-12            4.58      115      Mar-16            4.85
    20      Apr-08            2.49       68      Apr-12            4.19      116      Apr-16            4.54
    21      May-08            2.68       69      May-12            4.37      117      May-16            4.73
    22      Jun-08            2.52       70      Jun-12            4.19      118      Jun-16            4.58
    23      Jul-08            3.90       71      Jul-12            4.38      119      Jul-16            4.78
    24      Aug-08            4.16       72      Aug-12            4.19      120      Aug-16            4.64
    25      Sep-08            4.15       73      Sep-12            4.20
    26      Oct-08            4.32       74      Oct-12            4.38
    27      Nov-08            4.13       75      Nov-12            4.20
    28      Dec-08            4.30       76      Dec-12            4.14
    29      Jan-09            4.24       77      Jan-13            3.94
    30      Feb-09            4.26       78      Feb-13            3.96
    31      Mar-09            4.80       79      Mar-13            4.55
    32      Apr-09            4.24       80      Apr-13            3.98
    33      May-09            4.42       81      May-13            4.17
    34      Jun-09            4.23       82      Jun-13            3.99
    35      Jul-09            4.48       83      Jul-13            4.19
    36      Aug-09            4.36       84      Aug-13            4.01
    37      Sep-09            4.35       85      Sep-13            4.02
    38      Oct-09            4.44       86      Oct-13            4.22
    39      Nov-09            4.29       87      Nov-13            4.04
    40      Dec-09            4.48       88      Dec-13            4.24
    41      Jan-10            4.30       89      Jan-14            4.06
    42      Feb-10            4.34       90      Feb-14            4.08
    43      Mar-10            4.89       91      Mar-14            4.65
    44      Apr-10            4.32       92      Apr-14            4.11
    45      May-10            4.50       93      May-14            4.30
    46      Jun-10            4.31       94      Jun-14            4.13
    47      Jul-10            4.51       95      Jul-14            4.33
    48      Aug-10            4.32       96      Aug-14            4.17


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                   Loan       Loan                                       Loan        Loan
                                  Group I   Group II                                     Group I   Group II
         Distribution   WAC Cap   WAC Cap   WAC Cap             Distribution   WAC Cap   WAC Cap   WAC Cap
Period       Date         (%)       (%)       (%)      Period       Date         (%)     (%)         (%)
------   ------------   -------   -------   --------   ------   ------------   -------   -------   --------
     1      Sep-06        22.00     22.02      21.99       49      Sep-10        22.53     22.38      22.60
     2      Oct-06        22.19     22.22      22.18       50      Oct-10        22.86     22.70      22.93
     3      Nov-06        21.84     21.87      21.83       51      Nov-10        22.41     22.26      22.48
     4      Dec-06        22.00     22.03      21.99       52      Dec-10        22.74     22.58      22.81
     5      Jan-07        21.61     21.64      21.60       53      Jan-11        22.31     22.17      22.37
     6      Feb-07        21.47     21.49      21.46       54      Feb-11        22.29     22.14      22.35
     7      Mar-07        22.62     22.65      22.61       55      Mar-11        23.47     23.30      23.54
     8      Apr-07        21.72     21.74      21.71       56      Apr-11        22.17     22.01      22.23
     9      May-07        21.91     21.94      21.90       57      May-11        22.49     22.34      22.56
    10      Jun-07        21.58     21.60      21.57       58      Jun-11        22.05     21.89      22.12
    11      Jul-07        21.76     21.78      21.75       59      Jul-11        22.44     22.29      22.50
    12      Aug-07        21.42     21.43      21.41       60      Aug-11        22.01     21.86      22.07
    13      Sep-07        21.34     21.35      21.33       61      Sep-11        11.62     11.47      11.69
    14      Oct-07        21.52     21.54      21.51       62      Oct-11        11.99     11.84      12.06
    15      Nov-07        21.18     21.19      21.17       63      Nov-11        11.59     11.44      11.66
    16      Dec-07        21.36     21.37      21.36       64      Dec-11        11.96     11.80      12.03
    17      Jan-08        21.02     21.03      21.01       65      Jan-12        11.57     11.40      11.63
    18      Feb-08        20.94     20.95      20.93       66      Feb-12        11.55     11.39      11.62
    19      Mar-08        21.40     21.41      21.40       67      Mar-12        12.33     12.15      12.41
    20      Apr-08        20.78     20.79      20.78       68      Apr-12        11.52     11.35      11.59
    21      May-08        20.97     20.97      20.97       69      May-12        11.89     11.71      11.96
    22      Jun-08        20.65     20.66      20.65       70      Jun-12        11.49     11.31      11.56
    23      Jul-08        22.06     22.26      21.98       71      Jul-12        11.86     11.67      11.94
    24      Aug-08        21.92     21.71      22.01       72      Aug-12        11.46     11.28      11.54
    25      Sep-08        21.66     21.44      21.75       73      Sep-12        11.44     11.26      11.52
    26      Oct-08        21.72     21.49      21.82       74      Oct-12        11.81     11.62      11.89
    27      Nov-08        21.33     21.11      21.43       75      Nov-12        11.41     11.22      11.49
    28      Dec-08        21.59     21.36      21.68       76      Dec-12        11.77     11.58      11.86
    29      Jan-09        21.65     21.55      21.69       77      Jan-13        11.38     11.19      11.46
    30      Feb-09        21.71     21.48      21.81       78      Feb-13        11.36     11.17      11.45
    31      Mar-09        22.70     22.44      22.81       79      Mar-13        12.56     12.35      12.66
    32      Apr-09        21.51     21.28      21.62       80      Apr-13        11.33     11.13      11.42
    33      May-09        21.75     21.51      21.86       81      May-13        11.69     11.48      11.78
    34      Jun-09        21.33     21.09      21.43       82      Jun-13        11.30     11.10      11.38
    35      Jul-09        22.08     21.99      22.12       83      Jul-13        11.66     11.45      11.75
    36      Aug-09        21.85     21.60      21.96       84      Aug-13        11.27     11.06      11.36
    37      Sep-09        21.75     21.49      21.86       85      Sep-13        11.25     11.04      11.34
    38      Oct-09        22.43     22.17      22.55       86      Oct-13        11.61     11.39      11.70
    39      Nov-09        22.14     21.88      22.25       87      Nov-13        11.22     11.00      11.31
    40      Dec-09        22.45     22.18      22.56       88      Dec-13        11.57     11.35      11.67
    41      Jan-10        22.50     22.38      22.55       89      Jan-14        11.18     10.97      11.28
    42      Feb-10        22.62     22.36      22.74       90      Feb-14        11.17     10.95      11.26
    43      Mar-10        23.78     23.49      23.91       91      Mar-14        12.34     12.10      12.45
    44      Apr-10        22.50     22.24      22.62       92      Apr-14        11.13     10.91      11.23
    45      May-10        22.82     22.54      22.94       93      May-14        11.49     11.25      11.59
    46      Jun-10        22.38     22.12      22.50       94      Jun-14        11.10     10.87      11.20
    47      Jul-10        22.97     22.86      23.02       95      Jul-14        11.45     11.22      11.55
    48      Aug-10        22.59     22.44      22.66       96      Aug-14        11.07     10.84      11.17


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

         Distribution   WAC Cap   Loan Group I   Loan Group II
Period       Date         (%)     WAC Cap (%)     WAC Cap (%)
------   ------------   -------   ------------   -------------
    97      Sep-14        11.05          10.82           11.15
    98      Oct-14        11.40          11.16           11.51
    99      Nov-14        11.02          10.78           11.12
   100      Dec-14        11.37          11.12           11.47
   101      Jan-15        10.98          10.74           11.09
   102      Feb-15        10.97          10.72           11.07
   103      Mar-15        12.12          11.85           12.24
   104      Apr-15        10.93          10.69           11.04
   105      May-15        11.28          11.02           11.39
   106      Jun-15        10.90          10.65           11.01
   107      Jul-15        11.25          10.99           11.36
   108      Aug-15        10.87          10.61           10.97
   109      Sep-15        10.85          10.59           10.96
   110      Oct-15        11.19          10.93           11.31
   111      Nov-15        10.82          10.56           10.93
   112      Dec-15        11.16          10.89           11.28
   113      Jan-16        10.78          10.52           10.90
   114      Feb-16        10.77          10.50           10.88
   115      Mar-16        11.49          11.21           11.61
   116      Apr-16        10.73          10.47           10.85
   117      May-16        11.07          10.80           11.19
   118      Jun-16        10.70          10.43           10.82
   119      Jul-16        11.04          10.76           11.16
   120      Aug-16        10.67          10.39           10.78

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of approximately $1,004,646,180. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.40% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule


                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date      Amount
------   -----------------   -------------   ------   -----------------   -------------
     1        Sep-06         $1,004,646,180      38        Oct-09          $141,356,792
     2        Oct-06          $991,607,471       39        Nov-09          $134,185,283
     3        Nov-06          $975,514,934       40        Dec-09          $127,395,448
     4        Dec-06          $956,392,292       41        Jan-10          $120,966,189
     5        Jan-07          $934,289,546       42        Feb-10          $114,877,604
     6        Feb-07          $909,283,091       43        Mar-10          $109,111,000
     7        Mar-07          $881,477,390       44        Apr-10          $103,648,517
     8        Apr-07          $851,003,958       45        May-10           $98,473,445
     9        May-07          $818,025,530       46        Jun-10           $93,570,024
    10        Jun-07          $782,734,040       47        Jul-10           $88,923,388
    11        Jul-07          $745,398,713       48        Aug-10           $84,519,502
    12        Aug-07          $709,314,796       49        Sep-10           $80,345,129
    13        Sep-07          $674,918,579       50        Oct-10           $76,387,777
    14        Oct-07          $642,130,461       51        Nov-10           $72,493,225
    15        Nov-07          $610,874,620       52        Dec-10           $68,687,862
    16        Dec-07          $581,078,835       53        Jan-11           $65,078,867
    17        Jan-08          $552,674,413       54        Feb-11           $61,655,638
    18        Feb-08          $525,595,725       55        Mar-11           $58,408,164
    19        Mar-08          $499,773,915       56        Apr-11           $55,326,995
    20        Apr-08          $475,157,384       57        May-11           $52,403,195
    21        May-08          $451,636,290       58        Jun-11           $49,628,347
    22        Jun-08          $429,207,205       59        Jul-11           $46,994,138
    23        Jul-08          $407,259,240       60        Aug-11           $44,492,373
    24        Aug-08          $351,346,174
    25        Sep-08          $298,882,966
    26        Oct-08          $255,330,119
    27        Nov-08          $236,790,758
    28        Dec-08          $234,677,041
    29        Jan-09          $227,273,696
    30        Feb-09          $215,474,664
    31        Mar-09          $204,315,878
    32        Apr-09          $193,761,230
    33        May-09          $183,776,854
    34        Jun-09          $174,330,834
    35        Jul-09          $165,393,165
    36        Aug-09          $156,935,767
    37        Sep-09          $148,932,369


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.50% (on an actual/360 basis) and a term of
60. The Interest Rate Cap notional amount will amortize according to the schedule below.

      Interest Rate Cap                                    Strike Rate (%)
      --------------------------------------------------------------------
      Interest Rate Cap                                    6.50

                         The Interest Rate Cap Schedule

                        Interest Rate                           Interest Rate
         Distribution   Cap Notional             Distribution   Cap Notional
Period       Date        Amount ($)     Period       Date        Amount ($)
------   ------------   -------------   ------   ------------   -------------
     1      Sep-06                 $0       38      Oct-09       $135,106,330
     2      Oct-06                 $0       39      Nov-09       $135,547,594
     3      Nov-06                 $0       40      Dec-09       $132,736,134
     4      Dec-06                 $0       41      Jan-10       $129,916,215
     5      Jan-07                 $0       42      Feb-10       $127,094,553
     6      Feb-07                 $0       43      Mar-10       $124,277,355
     7      Mar-07        $33,886,217       44      Apr-10       $121,469,888
     8      Apr-07        $42,260,358       45      May-10       $118,677,100
     9      May-07        $51,258,581       46      Jun-10       $115,903,437
    10      Jun-07        $60,791,711       47      Jul-10       $113,152,896
    11      Jul-07        $70,741,185       48      Aug-10       $110,429,030
    12      Aug-07        $79,980,635       49      Sep-10       $107,735,008
    13      Sep-07        $88,385,363       50      Oct-10       $105,073,638
    14      Oct-07        $96,007,712       51      Nov-10       $102,589,825
    15      Nov-07       $102,897,119       52      Dec-10       $100,248,217
    16      Dec-07       $109,100,270       53      Jan-11        $97,933,016
    17      Jan-08       $114,661,263       54      Feb-11        $95,646,532
    18      Feb-08       $119,621,686       55      Mar-11        $93,390,798
    19      Mar-08       $124,023,706       56      Apr-11        $91,167,589
    20      Apr-08       $127,900,452       57      May-11        $88,978,411
    21      May-08       $131,310,578       58      Jun-11        $86,824,609
    22      Jun-08       $134,262,101       59      Jul-11        $84,706,930
    23      Jul-08       $137,030,756       60      Aug-11        $82,624,592
    24      Aug-08       $154,641,792
    25      Sep-08       $168,693,481
    26      Oct-08       $177,148,909
    27      Nov-08       $176,585,342
    28      Dec-08       $162,565,736
    29      Jan-09       $154,434,056
    30      Feb-09       $151,279,593
    31      Mar-09       $148,038,599
    32      Apr-09       $144,725,894
    33      May-09       $141,355,215
    34      Jun-09       $137,939,125
    35      Jul-09       $134,489,215
    36      Aug-09       $131,016,350
    37      Sep-09       $127,530,753

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Mortgage Loans - Aggregate

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                      $1,046,084,182
Number of Mortgage Loans:                                                  6,692
Average Scheduled Principal Balance:                                    $156,319
Weighted Average Gross Coupon:                                            8.644%
Weighted Average Net Coupon: (2)                                          8.134%
Weighted Average Current FICO Score:                                         620
Weighted Average Original LTV Ratio: (3)                                  77.05%
Weighted Average Combined Original LTV Ratio: (3)                         80.68%
Weighted Average Stated Remaining Term (months):                             354
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: (4)                                          25
Weighted Average Gross Margin: (4)                                        6.051%
Weighted Average Initial Rate Cap: (4)                                    2.534%
Weighted Average Periodic Rate Cap: (4)                                   1.013%
Weighted Average Gross Maximum Lifetime Rate: (4)                        14.610%
Percentage of Loans with Silent Seconds: (5)                              30.18%
Non-Zero Back-Debt to Income Ratio:                                       42.63%
Percentage of Loans with Mortgage Insurance:                               0.01%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            852      $26,819,477        2.56%    11.473%       615     $31,478      92.57%  92.93%  66.49%     96.14%
$50,001 - $75,000          819       51,308,015        4.90      9.922        610      62,647      82.49   87.12   66.98      86.10
$75,001 - $100,000         876       76,772,062        7.34      9.152        609      87,639      80.77   87.75   67.65      90.91
$100,001 - $125,000        847       95,398,295        9.12      8.934        610     112,631      81.02   89.82   64.19      94.31
$125,001 - $150,000        641       87,780,007        8.39      8.752        612     136,942      80.03   88.75   63.30      92.40
$150,001 - $200,000        944      165,142,063       15.79      8.537        612     174,939      79.60   87.11   58.26      94.38
$200,001 - $250,000        564      126,092,500       12.05      8.423        615     223,568      79.07   86.76   58.83      95.22
$250,001 - $300,000        389      106,715,779       10.20      8.271        625     274,334      79.60   87.52   55.51      96.08
$300,001 - $350,000        259       84,008,325        8.03      8.237        629     324,356      79.94   87.43   51.23      96.91
$350,001 - $400,000        180       67,151,544        6.42      8.334        627     373,064      81.03   87.54   48.00      93.69
$400,001 & Above           321      158,896,115       15.19      8.161        641     495,003      81.58   89.54   43.63      96.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                 2         $326,231        0.03%     5.218%       616    $163,115      72.79%  72.84% 100.00%    100.00%
5.50 - 5.99%                22        9,035,010        0.86      5.787        743     410,682      66.15   66.83   83.20     100.00
6.00 - 6.49%                95       24,835,963        2.37      6.298        671     261,431      69.75   73.56   85.57     100.00
6.50 - 6.99%               306       74,373,000        7.11      6.787        651     243,049      75.82   82.67   85.13      97.00
7.00 - 7.49%               447       93,749,645        8.96      7.263        642     209,731      77.27   87.62   77.28      98.74
7.50 - 7.99%               894      165,770,984       15.85      7.764        632     185,426      78.97   90.30   66.79      98.20
8.00 - 8.49%               754      143,389,420       13.71      8.250        624     190,172      79.32   89.81   54.55      96.09
8.50 - 8.99%             1,018      175,498,621       16.78      8.744        613     172,396      81.33   89.64   45.44      91.84
9.00% & Above            3,154      359,105,306       34.33     10.143        598     113,857      84.72   88.49   45.01      91.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                102      $24,704,993        2.36%     7.382%       770    $242,206      74.23%  80.42%  57.96%     90.24%
720 - 739                   85       16,645,720        1.59      7.832        729     195,832      80.10   91.33   38.76      85.39
700 - 719                  137       28,007,285        2.68      8.021        708     204,433      82.44   91.52   48.10      82.21
680 - 699                  284       56,349,781        5.39      8.033        689     198,415      81.70   91.97   43.48      89.53
660 - 679                  507       93,182,087        8.91      8.147        668     183,791      82.50   92.78   43.00      92.02
640 - 659                  792      127,943,563       12.23      8.388        649     161,545      81.07   91.87   47.37      94.03
620 - 639                1,228      190,082,104       18.17      8.598        629     154,790      82.33   92.51   43.22      95.66
600 - 619                1,132      161,528,497       15.44      8.667        609     142,693      82.64   90.22   62.30      95.85
580 - 599                1,022      135,148,321       12.92      8.821        589     132,239      81.69   89.08   78.33      97.05
560 - 579                  435       66,961,030        6.40      9.065        569     153,933      78.21   78.66   69.68      94.03
540 - 559                  419       64,480,404        6.16      9.243        550     153,891      77.10   77.52   70.72      95.86
520 - 539                  343       50,435,023        4.82      9.698        530     147,041      75.03   75.58   63.97      96.66
500 - 519                  206       30,615,374        2.93      9.859        511     148,618      72.81   73.41   73.71      98.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        5,620     $997,420,751       95.35%     8.488%       619    $177,477      79.84%  87.63%  57.09%     94.17%
2                        1,072       48,663,431        4.65     11.848        634      45,395      98.01   98.01   52.94      99.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             356      $49,555,892        4.74%     8.110%       611    $139,202      48.75%  49.29%  62.64%     91.07%
60.01 - 70.00%             597      104,569,476       10.00      8.014        609     175,158      67.21   73.25   64.05      95.72
70.01 - 80.00%           2,994      533,849,797       51.03      8.350        624     178,307      79.02   91.85   52.08      96.28
80.01 - 85.00%             507       92,422,363        8.84      8.920        598     182,293      84.45   85.71   64.49      93.19
85.01 - 90.00%             741      130,441,419       12.47      8.780        620     176,034      89.62   90.77   61.58      87.79
90.01 - 95.00%             268       44,200,589        4.23      9.231        633     164,928      94.56   94.58   64.97      88.55
95.01 - 100.00%          1,229       91,044,647        8.70     10.629        633      74,080      99.91   99.91   55.45      97.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           1,422      $97,972,846        9.37%     9.960%       622     $68,898      73.22%  73.50%  57.73%     95.08%
60.01 - 70.00%             585      103,732,476        9.92      7.984        609     177,320      67.21   73.30   64.11      95.68
70.01 - 80.00%           2,984      533,282,532       50.98      8.346        624     178,714      79.03   91.87   52.07      96.28
80.01 - 85.00%             491       91,382,576        8.74      8.891        598     186,115      84.46   85.73   64.39      93.11
85.01 - 90.00%             713      129,278,969       12.36      8.759        620     181,317      89.62   90.78   61.51      87.71
90.01 - 95.00%             223       42,173,825        4.03      9.131        633     189,120      94.55   94.57   65.03      88.34
95.01 - 100.00%            274       48,260,958        4.61      9.488        631     176,135      99.87   99.87   59.29      95.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 4,122     $595,153,248       56.89%     8.363%       611    $144,385      80.53%  86.97% 100.00%     94.61%
Stated Doc               2,453      431,767,543       41.27      9.034        631     176,016      80.73   89.47    0.00      94.33
Limited Doc                101       16,973,985        1.62      8.539        629     168,059      85.13   94.31    0.00      90.89
No Doc                      16        2,189,407        0.21      9.250        685     136,838      77.92   82.08    0.00      78.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance        3,040     $525,317,832       50.22%     8.564%       605    $172,802      77.44%  80.60%  63.49%     95.21%
Purchase                 3,058      428,623,682       40.97      8.817        638     140,165      84.37   97.22   47.43      92.80
Rate/term Refinance        390       67,857,926        6.49      8.165        621     173,995      82.34   89.48   63.43      97.65
Home Improvement           204       24,284,742        2.32      8.665        613     119,043      81.08   85.99   62.91      96.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           6,249     $987,507,810       94.40%     8.609%       619    $158,027      80.63%  88.38%  57.02%    100.00%
Investor                   375       47,656,525        4.56      9.296        640     127,084      80.60   81.41   58.51       0.00
Second Home                 68       10,919,847        1.04      9.049        650     160,586      85.36   93.08   38.42       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            5,258     $781,702,118       74.73%     8.633%       615    $148,669      79.85%  86.81%  61.06%     95.62%
PUD                        677      118,675,392       11.34      8.654        630     175,296      85.17   93.53   48.75      94.24
2-4 Family                 402       90,291,270        8.63      8.777        639     224,605      81.56   90.15   36.96      84.74
Condo                      343       53,656,902        5.13      8.564        635     156,434      81.40   91.71   47.78      93.01
Townhouse                   12        1,758,501        0.17      8.600        628     146,542      80.04   89.29   53.59     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                         835     $143,114,502       13.68%     8.517%       618    $171,395      77.92%  84.66%  50.22%     92.40%
CA                         477      141,546,994       13.53      7.973        639     296,744      76.66   83.63   54.02      97.30
TX                         709       71,143,886        6.80      8.968        610     100,344      80.54   90.03   57.96      93.21
NY                         249       65,378,013        6.25      8.834        622     262,562      78.52   85.67   45.82      96.29
NJ                         269       63,310,535        6.05      8.823        614     235,355      78.72   84.84   48.12      96.22
MD                         236       55,115,887        5.27      8.322        623     233,542      81.61   87.85   56.51      98.24
IL                         282       51,834,280        4.96      8.717        630     183,810      83.76   91.85   43.95      94.33
GA                         407       50,793,427        4.86      9.106        616     124,800      87.02   95.26   61.72      90.13
AZ                         154       26,921,829        2.57      8.574        608     174,817      79.07   84.41   58.62      98.62
MA                         128       25,931,710        2.48      8.703        642     202,591      82.14   94.50   42.53      99.61
Other                    2,946      350,993,117       33.55      8.809        614     119,142      82.72   90.25   66.40      92.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
20744                        9       $2,873,596        0.27%     7.917%       607    $319,288      82.23%  86.97%  65.33%    100.00%
20735                        8        2,786,509        0.27      7.747        608     348,314      81.17   86.14   87.60     100.00
11236                        7        2,319,597        0.22      8.505        651     331,371      81.59   100.00   0.00     100.00
93550                        8        2,250,462        0.22      7.772        638     281,308      80.25   83.41   44.32     100.00
11758                        6        2,143,655        0.20      8.145        660     357,276      74.92   82.84   47.58     100.00
10466                        6        2,034,796        0.19      8.542        598     339,133      75.74   79.09   46.50     100.00
75104                        7        1,916,635        0.18      8.743        621     273,805      83.38   99.57   74.33     100.00
20011                        7        1,896,000        0.18      7.544        601     270,857      67.73   72.63   87.35     100.00
07111                        8        1,873,402        0.18      9.400        607     234,175      81.59   84.19   52.75     100.00
93551                        5        1,857,299        0.18      7.871        641     371,460      84.43   92.36   48.33     100.00
Other                    6,621    1,024,132,231       97.90      8.654        620     154,679      80.71   88.14   56.92      94.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    569      $30,704,596        2.94%    11.132%       636     $53,962      94.16%  94.24%  56.55%     98.63%
181 - 240                   97        6,049,108        0.58     10.294        618      62,362      80.35   80.36   68.90     100.00
241 - 360                5,991    1,000,300,103       95.62      8.556        619     166,967      80.22   87.90   56.95      94.19
421 - 480                   35        9,030,375        0.86      8.898        634     258,011      86.32   95.66   43.55     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                                     Number        Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM BALLOON 40/30       1         $204,742        0.02%     8.050%       658    $204,742      80.00%  100.00%  0.00%    100.00%
2 YR ARM                 2,243      339,402,300       32.45      8.892        608     151,316      80.44   87.41   54.26      89.69
2 YR ARM 40/40              25        6,889,542        0.66      8.739        633     275,582      84.30   95.66   30.54     100.00
2 YR ARM BALLOON 40/30   1,534      335,759,938       32.10      8.362        620     218,879      79.75   90.07   49.56      97.39
2 YR ARM BALLOON 50/30       1          208,000        0.02     10.450        579     208,000      77.04   77.04    0.00     100.00
2 YR ARM IO                208       55,827,338        5.34      8.297        651     268,401      83.26   94.21   44.60      95.48
3 YR ARM                   207       33,497,476        3.20      8.933        606     161,824      83.01   87.50   62.10      94.50
3 YR ARM 40/40               3        1,132,805        0.11     10.332        653     377,602      99.62   99.62   72.46     100.00
3 YR ARM BALLOON 40/30     122       23,110,664        2.21      8.690        607     189,432      80.35   88.18   65.99      98.85
3 YR ARM IO                 30        5,903,800        0.56      8.694        640     196,793      88.03   95.22   63.91     100.00
40 YR FIXED                  7        1,008,028        0.10      8.368        624     144,004      85.20   91.21   100.00    100.00
5 YR ARM                    46        6,175,145        0.59      8.076        627     134,242      75.29   83.35   82.07      93.72
5 YR ARM BALLOON 40/30      40        8,404,623        0.80      7.769        652     210,116      75.87   91.74   64.06     100.00
5 YR ARM IO                  9        2,085,120        0.20      7.618        667     231,680      85.09   95.02   49.09      95.47
6 MO ARM                     5        1,651,653        0.16      6.567        684     330,331      88.05   91.95   15.23     100.00
7 YR ARM IO                  1           80,000        0.01      8.625        657      80,000      80.00   100.00   0.00     100.00
FIXED                    1,541      156,319,226       14.94      8.630        629     101,440      79.02   82.00   75.04      94.54
FIXED BALLOON 30/15        442       24,085,793        2.30     11.488        643      54,493      99.13   99.15   51.90      99.63
FIXED BALLOON 40/30        180       34,729,800        3.32      7.883        624     192,943      78.34   83.29   80.34      97.16
FIXED BALLOON 50/30          1          504,000        0.05      8.500        636     504,000      90.00   90.00    0.00     100.00
FIXED IO                    46        9,104,189        0.87      7.925        670     197,917      84.22   86.36   71.41      98.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Initial                   of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        6       $1,756,653        0.17%     6.891%       681    $292,776      86.97%  90.64%  20.29%    100.00%
1.50%                      125       19,335,058        1.85      9.309        583     154,680      80.21   83.43   71.58     100.00
2.00%                    2,011      372,245,261       35.58      8.773        607     185,105      77.85   85.98   51.40      93.69
3.00%                    2,262      415,772,067       39.75      8.442        626     183,807      83.02   92.36   52.06      93.99
5.00%                       70       11,111,078        1.06      8.100        631     158,730      74.84   86.72   71.75      96.51
6.00%                        1          113,029        0.01      7.000        683     113,029      87.31   87.31    0.00     100.00
N/A                      2,217      225,751,035       21.58      8.790        632     101,827      81.33   84.26   73.19      95.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    4,341     $799,412,656       76.42%     8.588%       618    $184,154      80.51%  89.30%  51.98%     93.89%
1.50%                      132       20,727,461        1.98      9.264        584     157,026      80.23   84.32   69.30     100.00
2.00%                        2          193,029        0.02      7.673        672      96,515      84.28   92.57    0.00     100.00
N/A                      2,217      225,751,035       21.58      8.790        632     101,827      81.33   84.26   73.19      95.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Rate Reset              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                       6       $1,856,396        0.18%     6.731%       681    $309,399      87.16%  92.84%  13.55%    100.00%
13 - 24                  4,011      738,087,118       70.56      8.605        617     184,016      80.37   89.21   51.15      93.73
25 - 36                    362       63,644,745        6.08      8.848        610     175,814      82.80   88.68   63.87      96.69
49 & Above                  96       16,744,888        1.60      7.867        645     174,426      76.82   89.09   68.53      97.12
N/A                      2,217      225,751,035       21.58      8.790        632     101,827      81.33   84.26   73.19      95.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                      2,217     $225,751,035       21.58%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
0.01 - 11.99%               23        6,851,334        0.65      6.701        659     297,884      74.70   82.26   77.93     100.00
12.00 - 12.49%              70       17,941,713        1.72      6.681        647     256,310      75.69   84.39   78.89     100.00
12.50 - 12.99%             204       47,476,482        4.54      6.974        646     232,728      75.65   85.67   77.37      97.47
13.00 - 13.49%             342       69,051,182        6.60      7.360        638     201,904      77.70   89.63   73.78      98.68
13.50 - 13.99%             669      129,885,664       12.42      7.818        631     194,149      79.67   91.89   61.01      97.28
14.00 - 14.49%             615      123,920,378       11.85      8.257        628     201,497      79.69   90.92   50.09      96.57
14.50 - 14.99%             797      146,713,003       14.02      8.733        614     184,082      81.42   90.39   41.30      92.32
15.00 - 15.49%             537       88,128,105        8.42      9.196        602     164,112      81.47   88.61   38.24      92.03
15.50 - 15.99%             550       90,151,612        8.62      9.623        598     163,912      83.60   88.72   44.36      89.68
16.00% & Above             668      100,213,675        9.58     10.534        583     150,020      83.12   85.30   47.07      88.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                      2,217     $225,751,035       21.58%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
0.01 - 4.99%               239       57,739,726        5.52      7.201        652     241,589      81.62   93.30   69.19      98.11
5.00 - 5.49%               379       82,698,453        7.91      7.939        630     218,202      80.96   91.19   57.99      97.46
5.50 - 5.99%             1,704      322,685,363       30.85      8.404        615     189,369      77.49   87.91   55.99      95.47
6.00 - 6.49%               782      139,442,203       13.33      8.952        608     178,315      79.98   87.63   45.29      93.55
6.50 - 6.99%               569       92,728,880        8.86      9.044        612     162,968      81.56   88.45   46.13      90.91
7.00 - 7.49%               433       66,976,727        6.40      9.328        613     154,681      86.78   92.15   51.18      91.63
7.50 - 7.99%               248       40,691,297        3.89      9.563        610     164,078      87.88   90.98   32.13      89.03
8.00 - 8.49%                77       12,299,385        1.18      9.825        602     159,732      86.43   89.34   41.58      81.92
8.50 - 8.99%                28        3,308,288        0.32     10.182        589     118,153      90.50   90.75   63.01      77.51
9.00 - 9.49%                12        1,445,895        0.14     10.727        633     120,491      93.20   93.58   48.42      66.70
9.50% & Above                4          316,929        0.03     11.387        562      79,232      83.82   87.14   56.32      56.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Interest                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Only Term               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        6,398     $973,083,735       93.02%     8.673%       618    $152,092      80.45%  87.72%  57.44%     94.26%
36                           1          114,300        0.01      8.875        551     114,300      75.00   75.00    0.00     100.00
60                         270       65,838,102        6.29      8.312        653     243,845      83.51   93.96   47.73      95.87
120                         23        7,048,045        0.67      7.808        653     306,437      86.76   87.90   67.77     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   6,692   $1,046,084,182      100.00%     8.644%       620    $156,319      80.68%  88.11%  56.89%     94.40%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Mortgage Loans - Adjustable Rate

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $820,333,146
Number of Mortgage Loans:                                                  4,475
Average Scheduled Principal Balance:                                    $183,315
Weighted Average Gross Coupon:                                            8.604%
Weighted Average Net Coupon: (2)                                          8.094%
Weighted Average Current FICO Score:                                         617
Weighted Average Original LTV Ratio: (3)                                  80.51%
Weighted Average Combined Original LTV Ratio: (3)                         80.51%
Weighted Average Stated Remaining Term (months):                             360
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: (4)                                          25
Weighted Average Gross Margin: (4)                                        6.051%
Weighted Average Initial Rate Cap: (4)                                    2.534%
Weighted Average Periodic Rate Cap: (4)                                   1.013%
Weighted Average Gross Maximum Lifetime Rate: (4)                        14.610%
Percentage of Loans with Silent Seconds: (5)                              34.46%
Non-Zero Back-Debt to Income Ratio:                                       42.83%
Percentage of Loans with Mortgage Insurance:                               0.01%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             47       $2,168,080        0.26%     9.457%       592     $46,129      70.31%  73.67%  76.13%     75.47%
$50,001 - $75,000          445       28,237,926        3.44      9.431        605      63,456      79.78   86.89   68.60      81.88
$75,001 - $100,000         586       51,396,761        6.27      8.968        604      87,708      79.80   88.36   65.28      89.90
$100,001 - $125,000        640       72,169,803        8.80      8.849        607     112,765      80.44   90.36   63.10      93.25
$125,001 - $150,000        521       71,352,652        8.70      8.741        609     136,953      79.87   89.54   62.15      92.00
$150,001 - $200,000        801      139,978,382       17.06      8.578        611     174,755      79.87   88.06   54.56      93.77
$200,001 - $250,000        469      104,929,088       12.79      8.567        612     223,729      79.44   87.96   54.60      94.64
$250,001 - $300,000        324       88,854,987       10.83      8.390        624     274,244      80.29   89.10   51.86      95.88
$300,001 - $350,000        216       69,979,421        8.53      8.435        622     323,979      80.70   89.25   43.30      96.78
$350,001 - $400,000        153       57,044,983        6.95      8.517        623     372,843      81.27   88.39   42.79      95.33
$400,001 & Above           273      134,221,062       16.36      8.397        635     491,652      82.68   91.83   38.02      96.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                 6       $1,886,148        0.23%     5.874%       718    $314,358      80.34%  83.58%  71.43%    100.00%
6.00 - 6.49%                49       11,686,254        1.42      6.292        653     238,495      72.25   79.28   82.58     100.00
6.50 - 6.99%               181       44,822,755        5.46      6.804        648     247,640      75.40   85.02   79.54      96.73
7.00 - 7.49%               344       72,935,898        8.89      7.266        641     212,023      77.82   90.04   74.10      98.93
7.50 - 7.99%               687      133,685,701       16.30      7.764        633     194,593      79.41   92.04   64.00      98.19
8.00 - 8.49%               637      127,078,675       15.49      8.251        626     199,496      79.50   90.52   51.27      96.14
8.50 - 8.99%               863      155,979,651       19.01      8.744        614     180,741      81.56   90.31   42.29      91.82
9.00% & Above            1,708      272,258,065       33.19      9.875        593     159,402      82.83   87.40   41.35      90.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 52      $12,812,398        1.56%     7.928%       767    $246,392      80.46%  92.04%  36.88%     82.68%
720 - 739                   59       12,394,665        1.51      7.941        728     210,079      81.95   95.79   31.86      81.38
700 - 719                   95       20,839,141        2.54      8.158        708     219,359      83.50   95.24   41.54      78.92
680 - 699                  196       43,382,344        5.29      8.060        689     221,338      81.63   94.25   35.30      88.64
660 - 679                  343       71,854,299        8.76      8.131        668     209,488      82.22   94.75   36.80      91.26
640 - 659                  488       95,001,090       11.58      8.283        649     194,674      80.77   93.71   41.21      93.27
620 - 639                  808      153,606,265       18.72      8.463        629     190,107      81.81   93.51   38.82      95.48
600 - 619                  687      123,427,144       15.05      8.475        609     179,661      81.80   90.89   57.38      96.08
580 - 599                  648      106,319,711       12.96      8.679        589     164,074      81.40   89.59   75.98      97.02
560 - 579                  324       53,996,385        6.58      9.121        569     166,656      78.96   79.42   66.12      93.60
540 - 559                  323       54,868,617        6.69      9.244        550     169,872      77.23   77.67   68.67      95.85
520 - 539                  270       43,558,840        5.31      9.653        530     161,329      74.49   74.93   60.91      97.15
500 - 519                  182       28,272,248        3.45      9.862        511     155,342      73.16   73.57   72.65      98.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             217      $31,094,323        3.79%     8.449%       585    $143,292      49.14%  49.66%  55.87%     88.79%
60.01 - 70.00%             406       73,604,487        8.97      8.225        595     181,292      67.52   74.74   58.99      96.15
70.01 - 80.00%           2,510      462,520,863       56.38      8.413        623     184,271      79.14   92.79   47.59      96.41
80.01 - 85.00%             371       72,258,317        8.81      9.043        594     194,766      84.50   86.02   57.77      93.60
85.01 - 90.00%             553      101,716,286       12.40      8.920        617     183,935      89.68   91.04   57.68      85.70
90.01 - 95.00%             183       36,054,107        4.40      9.181        633     197,017      94.54   94.56   63.17      87.26
95.01 - 100.00%            235       43,084,764        5.25      9.453        632     183,339      99.88   99.88   59.99      94.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             217      $31,094,323        3.79%     8.449%       585    $143,292      49.14%  49.66%  55.87%     88.79%
60.01 - 70.00%             406       73,604,487        8.97      8.225        595     181,292      67.52   74.74   58.99      96.15
70.01 - 80.00%           2,510      462,520,863       56.38      8.413        623     184,271      79.14   92.79   47.59      96.41
80.01 - 85.00%             371       72,258,317        8.81      9.043        594     194,766      84.50   86.02   57.77      93.60
85.01 - 90.00%             553      101,716,286       12.40      8.920        617     183,935      89.68   91.04   57.68      85.70
90.01 - 95.00%             183       36,054,107        4.40      9.181        633     197,017      94.54   94.56   63.17      87.26
95.01 - 100.00%            235       43,084,764        5.25      9.453        632     183,339      99.88   99.88   59.99      94.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 2,578     $429,934,358       52.41%     8.369%       605    $166,771      80.71%  88.43% 100.00%     93.98%
Stated Doc               1,830      376,000,390       45.84      8.885        630     205,465      80.16   89.87    0.00      94.33
Limited Doc                 54       12,435,481        1.52      8.178        623     230,287      84.10   95.12    0.00      89.61
No Doc                      13        1,962,917        0.24      9.201        682     150,994      77.65   82.28    0.00      79.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance        2,068     $397,782,438       48.49%     8.667%       597    $192,351      77.82%  81.49%  58.87%     95.09%
Purchase                 2,045      359,953,567       43.88      8.578        638     176,016      83.15   97.46   45.15      92.39
Rate/term Refinance        242       44,699,356        5.45      8.373        618     184,708      83.56   92.33   52.26      97.45
Home Improvement           120       17,897,785        2.18      8.324        621     149,148      79.40   85.34   55.20      95.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           4,126     $771,465,619       94.04%     8.565%       615    $186,977      80.40%  89.47%  52.38%    100.00%
Investor                   297       38,974,863        4.75      9.317        643     131,228      81.45   82.33   56.59       0.00
Second Home                 52        9,892,664        1.21      8.910        652     190,244      85.20   93.25   38.53       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            3,513     $603,862,336       73.61%     8.632%       611    $171,894      79.77%  87.91%  56.38%     95.27%
PUD                        412       92,604,945       11.29      8.483        629     224,769      84.58   94.17   46.38      93.83
2-4 Family                 294       77,836,386        9.49      8.616        639     264,750      81.30   91.20   34.32      86.10
Condo                      248       44,469,083        5.42      8.472        633     179,311      80.69   92.34   42.86      91.56
Townhouse                    8        1,560,396        0.19      8.286        632     195,050      78.90   88.33   47.70     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                         559     $109,311,665       13.33%     8.530%       613    $195,549      78.39%  86.24%  45.56%     90.93%
CA                         332      104,969,500       12.80      8.192        625     316,173      77.35   86.31   44.20      96.87
NJ                         213       55,587,495        6.78      8.774        611     260,974      78.37   85.17   44.29      96.24
NY                         174       54,752,677        6.67      8.710        618     314,671      78.34   86.79   43.83      97.78
TX                         404       47,751,956        5.82      8.944        611     118,198      80.73   92.08   53.44      93.53
IL                         217       44,563,346        5.43      8.613        631     205,361      83.37   92.32   41.17      94.65
MD                         171       44,484,369        5.42      8.252        622     260,143      81.19   88.45   54.26      97.94
GA                         276       42,060,630        5.13      8.884        615     152,394      86.20   95.30   60.50      88.96
AZ                         118       23,304,996        2.84      8.550        604     197,500      78.75   84.78   57.14      98.41
MI                         184       21,366,625        2.60      9.223        601     116,123      82.88   89.10   66.17      89.39
Other                    1,827      272,179,888       33.18      8.647        617     148,976      81.91   91.28   60.33      93.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
20744                        8       $2,364,446        0.29%     8.118%       610    $295,556      81.64%  87.40%  57.86%    100.00%
93550                        7        2,161,504        0.26      7.691        638     308,786      79.44   82.73   42.02     100.00
11236                        5        2,135,614        0.26      8.244        649     427,123      80.00   100.00   0.00     100.00
11758                        5        2,011,655        0.25      7.984        660     402,331      73.27   81.72   44.14     100.00
75104                        7        1,916,635        0.23      8.743        621     273,805      83.38   99.57   74.33     100.00
33076                        3        1,808,374        0.22      7.923        657     602,791      86.20   90.18   80.09     100.00
60639                        5        1,751,395        0.21      8.689        639     350,279      83.62   94.08    0.00     100.00
93551                        4        1,746,947        0.21      7.737        640     436,737      83.45   91.88   51.38     100.00
20011                        6        1,741,218        0.21      7.524        604     290,203      70.44   75.77   86.23     100.00
20735                        5        1,657,713        0.20      8.132        586     331,543      80.65   80.65   79.15     100.00
Other                    4,420      801,037,646       97.65      8.617        617     181,230      80.51   89.19   52.46      93.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                4,447     $812,310,800       99.02%     8.601%       617    $182,665      80.45%  89.10%  52.57%     93.98%
421 - 480                   28        8,022,346        0.98      8.964        635     286,512      86.46   96.22   36.46     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM BALLOON 40/30       1         $204,742        0.02%     8.050%       658    $204,742      80.00% 100.00%   0.00%    100.00%
2 YR ARM                 2,243      339,402,300       41.37      8.892        608     151,316      80.44   87.41   54.26      89.69
2 YR ARM 40/40              25        6,889,542        0.84      8.739        633     275,582      84.30   95.66   30.54     100.00
2 YR ARM BALLOON 40/30   1,534      335,759,938       40.93      8.362        620     218,879      79.75   90.07   49.56      97.39
2 YR ARM BALLOON 50/30       1          208,000        0.03     10.450        579     208,000      77.04   77.04    0.00     100.00
2 YR ARM IO                208       55,827,338        6.81      8.297        651     268,401      83.26   94.21   44.60      95.48
3 YR ARM                   207       33,497,476        4.08      8.933        606     161,824      83.01   87.50   62.10      94.50
3 YR ARM 40/40               3        1,132,805        0.14     10.332        653     377,602      99.62   99.62   72.46     100.00
3 YR ARM BALLOON 40/30     122       23,110,664        2.82      8.690        607     189,432      80.35   88.18   65.99      98.85
3 YR ARM IO                 30        5,903,800        0.72      8.694        640     196,793      88.03   95.22   63.91     100.00
5 YR ARM                    46        6,175,145        0.75      8.076        627     134,242      75.29   83.35   82.07      93.72
5 YR ARM BALLOON 40/30      40        8,404,623        1.02      7.769        652     210,116      75.87   91.74   64.06     100.00
5 YR ARM IO                  9        2,085,120        0.25      7.618        667     231,680      85.09   95.02   49.09      95.47
6 MO ARM                     5        1,651,653        0.20      6.567        684     330,331      88.05   91.95   15.23     100.00
7 YR ARM IO                  1           80,000        0.01      8.625        657      80,000      80.00   100.00   0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Initial                   of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        6       $1,756,653        0.21%     6.891%       681    $292,776      86.97%  90.64%  20.29%    100.00%
1.50%                      125       19,335,058        2.36      9.309        583     154,680      80.21   83.43   71.58     100.00
2.00%                    2,011      372,245,261       45.38      8.773        607     185,105      77.85   85.98   51.40      93.69
3.00%                    2,262      415,772,067       50.68      8.442        626     183,807      83.02   92.36   52.06      93.99
5.00%                       70       11,111,078        1.35      8.100        631     158,730      74.84   86.72   71.75      96.51
6.00%                        1          113,029        0.01      7.000        683     113,029      87.31   87.31    0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    4,341     $799,412,656       97.45%     8.588%       618    $184,154      80.51%  89.30%  51.98%     93.89%
1.50%                      132       20,727,461        2.53      9.264        584     157,026      80.23   84.32   69.30     100.00
2.00%                        2          193,029        0.02      7.673        672      96,515      84.28   92.57    0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Rate Reset              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                       6       $1,856,396        0.23%     6.731%       681    $309,399      87.16%  92.84%  13.55%    100.00%
13 - 24                  4,011      738,087,118       89.97      8.605        617     184,016      80.37   89.21   51.15      93.73
25 - 36                    362       63,644,745        7.76      8.848        610     175,814      82.80   88.68   63.87      96.69
49 & Above                  96       16,744,888        2.04      7.867        645     174,426      76.82   89.09   68.53      97.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              23       $6,851,334        0.84%     6.701%       659    $297,884      74.70%  82.26%  77.93%    100.00%
12.00 - 12.49%              70       17,941,713        2.19      6.681        647     256,310      75.69   84.39   78.89     100.00
12.50 - 12.99%             204       47,476,482        5.79      6.974        646     232,728      75.65   85.67   77.37      97.47
13.00 - 13.49%             342       69,051,182        8.42      7.360        638     201,904      77.70   89.63   73.78      98.68
13.50 - 13.99%             669      129,885,664       15.83      7.818        631     194,149      79.67   91.89   61.01      97.28
14.00 - 14.49%             615      123,920,378       15.11      8.257        628     201,497      79.69   90.92   50.09      96.57
14.50 - 14.99%             797      146,713,003       17.88      8.733        614     184,082      81.42   90.39   41.30      92.32
15.00 - 15.49%             537       88,128,105       10.74      9.196        602     164,112      81.47   88.61   38.24      92.03
15.50 - 15.99%             550       90,151,612       10.99      9.623        598     163,912      83.60   88.72   44.36      89.68
16.00% & Above             668      100,213,675       12.22     10.534        583     150,020      83.12   85.30   47.07      88.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              239      $57,739,726        7.04%     7.201%       652    $241,589      81.62%  93.30%  69.19%     98.11%
5.00 - 5.49%               379       82,698,453       10.08      7.939        630     218,202      80.96   91.19   57.99      97.46
5.50 - 5.99%             1,704      322,685,363       39.34      8.404        615     189,369      77.49   87.91   55.99      95.47
6.00 - 6.49%               782      139,442,203       17.00      8.952        608     178,315      79.98   87.63   45.29      93.55
6.50 - 6.99%               569       92,728,880       11.30      9.044        612     162,968      81.56   88.45   46.13      90.91
7.00 - 7.49%               433       66,976,727        8.16      9.328        613     154,681      86.78   92.15   51.18      91.63
7.50 - 7.99%               248       40,691,297        4.96      9.563        610     164,078      87.88   90.98   32.13      89.03
8.00 - 8.49%                77       12,299,385        1.50      9.825        602     159,732      86.43   89.34   41.58      81.92
8.50 - 8.99%                28        3,308,288        0.40     10.182        589     118,153      90.50   90.75   63.01      77.51
9.00 - 9.49%                12        1,445,895        0.18     10.727        633     120,491      93.20   93.58   48.42      66.70
9.50% & Above                4          316,929        0.04     11.387        562      79,232      83.82   87.14   56.32      56.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Interest                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Only Term               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        4,227     $756,436,888       92.21%     8.629%       614    $178,954      80.23%  88.74%  52.91%     93.89%
36                           1          114,300        0.01      8.875        551     114,300      75.00   75.00    0.00     100.00
60                         231       59,273,971        7.23      8.305        652     256,597      83.13   94.51   46.33      95.58
120                         16        4,507,987        0.55      8.394        633     281,749      92.14   92.50   49.60     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,475     $820,333,146      100.00%     8.604%       617    $183,315      80.51%  89.17%  52.41%     94.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Mortgage Loans - Fixed Rate

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $225,751,035
Number of Mortgage Loans:                                                  2,217
Average Scheduled Principal Balance:                                    $101,827
Weighted Average Gross Coupon:                                            8.790%
Weighted Average Net Coupon: (2)                                          8.280%
Weighted Average Current FICO Score:                                         632
Weighted Average Original LTV Ratio: (3)                                  64.50%
Weighted Average Combined Original LTV Ratio: (3)                         81.33%
Weighted Average Stated Remaining Term (months):                             331
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: (4)                                           0
Weighted Average Gross Margin: (4)                                        0.000%
Weighted Average Initial Rate Cap: (4)                                    0.000%
Weighted Average Periodic Rate Cap: (4)                                   0.000%
Weighted Average Gross Maximum Lifetime Rate: (4)                         0.000%
Percentage of Loans with Silent Seconds: (5)                              14.61%
Non-Zero Back-Debt to Income Ratio:                                       41.88%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            805      $24,651,396       10.92%    11.650%       617     $30,623      94.53%  94.62%  65.64%     97.96%
$50,001 - $75,000          374       23,070,090       10.22     10.523        617      61,685      85.80   87.40   64.99      91.26
$75,001 - $100,000         290       25,375,301       11.24      9.525        617      87,501      82.73   86.50   72.45      92.97
$100,001 - $125,000        207       23,228,492       10.29      9.200        619     112,215      82.83   88.14   67.56      97.61
$125,001 - $150,000        120       16,427,355        7.28      8.800        624     136,895      80.76   85.33   68.28      94.13
$150,001 - $200,000        143       25,163,680       11.15      8.304        618     175,970      78.12   81.84   78.87      97.79
$200,001 - $250,000         95       21,163,412        9.37      7.709        634     222,773      77.22   80.78   79.78      98.07
$250,001 - $300,000         65       17,860,792        7.91      7.681        630     274,781      76.16   79.68   73.66      97.09
$300,001 - $350,000         43       14,028,904        6.21      7.246        665     326,254      76.15   78.35   90.81      97.58
$350,001 - $400,000         27       10,106,561        4.48      7.304        649     374,317      79.71   82.70   77.44      84.46
$400,001 & Above            48       24,675,052       10.93      6.877        678     514,064      75.60   77.08   74.14      98.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                 2         $326,231        0.14%     5.218%       616    $163,115      72.79%  72.84% 100.00%    100.00%
5.50 - 5.99%                16        7,148,862        3.17      5.764        750     446,804      62.41   62.41   86.31     100.00
6.00 - 6.49%                46       13,149,710        5.82      6.305        688     285,863      67.53   68.48   88.23     100.00
6.50 - 6.99%               125       29,550,245       13.09      6.761        654     236,402      76.45   79.11   93.59      97.41
7.00 - 7.49%               103       20,813,747        9.22      7.251        644     202,075      75.32   79.15   88.41      98.10
7.50 - 7.99%               207       32,085,284       14.21      7.763        629     155,001      77.16   83.04   78.41      98.23
8.00 - 8.49%               117       16,310,745        7.23      8.243        611     139,408      77.97   84.32   80.11      95.74
8.50 - 8.99%               155       19,518,971        8.65      8.738        607     125,929      79.52   84.24   70.62      91.94
9.00% & Above            1,446       86,847,241       38.47     10.982        613      60,060      90.68   91.91   56.48      93.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 50      $11,892,596        5.27%     6.794%       772    $237,852      67.53%  67.89%  80.67%     98.38%
720 - 739                   26        4,251,055        1.88      7.513        730     163,502      74.71   78.30   58.88      97.08
700 - 719                   42        7,168,145        3.18      7.622        709     170,670      79.35   80.70   67.18      91.77
680 - 699                   88       12,967,437        5.74      7.946        689     147,357      81.94   84.34   70.85      92.49
660 - 679                  164       21,327,788        9.45      8.199        668     130,047      83.42   86.15   63.89      94.57
640 - 659                  304       32,942,473       14.59      8.691        649     108,363      81.96   86.57   65.14      96.23
620 - 639                  420       36,475,840       16.16      9.168        628      86,847      84.51   88.30   61.73      96.43
600 - 619                  445       38,101,352       16.88      9.290        609      85,621      85.33   88.05   78.22      95.14
580 - 599                  374       28,828,611       12.77      9.345        589      77,082      82.77   87.18   87.00      97.16
560 - 579                  111       12,964,644        5.74      8.834        570     116,799      75.12   75.49   84.49      95.79
540 - 559                   96        9,611,786        4.26      9.239        550     100,123      76.37   76.69   82.40      95.91
520 - 539                   73        6,876,183        3.05      9.980        530      94,194      78.46   79.75   83.37      93.54
500 - 519                   24        2,343,126        1.04      9.818        512      97,630      68.65   71.49   86.46      96.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        1,145     $177,087,604       78.44%     7.950%       631    $154,662      76.74%  80.48%  78.75%     94.74%
2                        1,072       48,663,431       21.56     11.848        634      45,395      98.01   98.01   52.94      99.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             139      $18,461,569        8.18%     7.540%       654    $132,817      48.09%  48.66%  74.05%     94.92%
60.01 - 70.00%             191       30,964,989       13.72      7.513        641     162,120      66.47   69.69   76.06      94.69
70.01 - 80.00%             484       71,328,934       31.60      7.936        626     147,374      78.26   85.74   81.17      95.45
80.01 - 85.00%             136       20,164,046        8.93      8.478        613     148,265      84.28   84.62   88.56      91.70
85.01 - 90.00%             188       28,725,133       12.72      8.285        630     152,793      89.41   89.81   75.40      95.18
90.01 - 95.00%              85        8,146,482        3.61      9.448        630      95,841      94.63   94.63   72.96      94.26
95.01 - 100.00%            994       47,959,883       21.24     11.687        634      48,249      99.93   99.93   51.37      99.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           1,205      $66,878,524       29.62%    10.662%       640     $55,501      84.42%  84.58%  58.59%     98.00%
60.01 - 70.00%             179       30,127,989       13.35      7.398        643     168,313      66.46   69.77   76.62      94.54
70.01 - 80.00%             474       70,761,669       31.35      7.908        626     149,286      78.28   85.82   81.39      95.41
80.01 - 85.00%             120       19,124,259        8.47      8.315        613     159,369      84.30   84.66   89.39      91.25
85.01 - 90.00%             160       27,562,682       12.21      8.166        630     172,267      89.41   89.83   75.63      95.13
90.01 - 95.00%              40        6,119,718        2.71      8.832        629     152,993      94.62   94.62   75.98      94.67
95.01 - 100.00%             39        5,176,194        2.29      9.787        620     132,723      99.80   99.80   53.46      97.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 1,544     $165,218,890       73.19%     8.347%       628    $107,007      80.06%  83.19% 100.00%     96.24%
Stated Doc                 623       55,767,152       24.70     10.038        640      89,514      84.55   86.80    0.00      94.32
Limited Doc                 47        4,538,504        2.01      9.526        646      96,564      87.94   92.09    0.00      94.39
No Doc                       3          226,489        0.10      9.679        710      75,496      80.27   80.27    0.00      67.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance          972     $127,535,394       56.49%     8.243%       630    $131,209      76.25%  77.85%  77.90%     95.59%
Purchase                 1,013       68,670,115       30.42     10.073        639      67,789      90.79   95.93   59.41      94.93
Rate/term Refinance        148       23,158,569       10.26      7.764        628     156,477      79.99   83.98   84.99      98.02
Home Improvement            84        6,386,957        2.83      9.621        589      76,035      85.79   87.82   84.50      97.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,123     $216,042,191       95.70%     8.766%       632    $101,763      81.48%  84.51%  73.60%    100.00%
Investor                    78        8,681,661        3.85      9.200        630     111,303      76.78   77.26   67.14       0.00
Second Home                 16        1,027,183        0.46     10.389        635      64,199      86.86   91.39   37.40       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,745     $177,839,781       78.78%     8.638%       630    $101,914      80.13%  83.04%  76.96%     96.84%
PUD                        265       26,070,447       11.55      9.260        634      98,379      87.28   91.26   57.19      95.70
2-4 Family                 108       12,454,883        5.52      9.779        640     115,323      83.22   83.64   53.45      76.21
Condo                       95        9,187,819        4.07      9.009        642      96,714      84.82   88.67   71.63     100.00
Townhouse                    4          198,105        0.09     11.077        602      49,526      89.07   96.82   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         145      $36,577,495       16.20%     7.342%       679    $252,259      74.69%  75.94%  82.18%     98.54%
FL                         276       33,802,837       14.97      8.472        634     122,474      76.38   79.54   65.27      97.15
TX                         305       23,391,930       10.36      9.018        610      76,695      80.15   85.86   67.19      92.56
MD                          65       10,631,518        4.71      8.618        625     163,562      83.37   85.36   65.91      99.51
NY                          75       10,625,337        4.71      9.471        640     141,671      79.46   79.91   56.11      88.63
GA                         131        8,732,797        3.87     10.178        622      66,663      90.99   95.06   67.61      95.76
NJ                          56        7,723,040        3.42      9.176        637     137,911      81.26   82.47   75.67      96.03
OH                         107        7,286,524        3.23      9.100        614      68,098      86.21   89.65   86.90      92.81
IL                          65        7,270,934        3.22      9.356        619     111,861      86.18   88.96   61.00      92.39
TN                         102        6,897,078        3.06      8.921        607      67,618      85.09   89.59   85.31      95.28
Other                      890       72,811,546       32.25      9.210        619      81,811      84.82   87.98   76.93      95.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
20735                        3       $1,128,796        0.50%     7.181%       639    $376,265      81.94%  94.19% 100.00%    100.00%
33317                        4          825,937        0.37      8.046        613     206,484      66.08   66.10   70.47     100.00
90803                        1          810,000        0.36      6.750        791     810,000      90.00   90.00  100.00     100.00
93033                        2          807,491        0.36      8.167        611     403,746      72.09   72.09   41.58     100.00
33412                        1          786,500        0.35      7.950        648     786,500      65.00   74.50    0.00     100.00
90604                        2          769,752        0.34      6.965        661     384,876      83.04   83.04  100.00     100.00
91913                        2          715,281        0.32      7.161        703     357,641      74.01   74.01   78.53     100.00
92614                        1          688,000        0.30      6.600        698     688,000      80.00   80.00  100.00     100.00
91784                        1          683,450        0.30      5.775        683     683,450      73.10   73.10  100.00     100.00
77573                        3          670,968        0.30      9.242        580     223,656      83.49   97.43   12.87     100.00
Other                    2,197      217,864,859       96.51      8.841        630      99,165      81.48   84.38   73.24      95.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    569      $30,704,596       13.60%    11.132%       636     $53,962      94.16%  94.24%  56.55%     98.63%
181 - 240                   97        6,049,108        2.68     10.294        618      62,362      80.35   80.36   68.90     100.00
241 - 360                1,544      187,989,303       83.27      8.361        631     121,755      79.24   82.72   75.90      95.06
421 - 480                    7        1,008,028        0.45      8.368        624     144,004      85.20   91.21   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
40 YR FIXED                  7       $1,008,028        0.45%     8.368%       624    $144,004      85.20%  91.21%  100.00%   100.00%
FIXED                    1,541      156,319,226       69.24      8.630        629     101,440      79.02   82.00   75.04      94.54
FIXED BALLOON 30/15        442       24,085,793       10.67     11.488        643      54,493      99.13   99.15   51.90      99.63
FIXED BALLOON 40/30        180       34,729,800       15.38      7.883        624     192,943      78.34   83.29   80.34      97.16
FIXED BALLOON 50/30          1          504,000        0.22      8.500        636     504,000      90.00   90.00    0.00     100.00
FIXED IO                    46        9,104,189        4.03      7.925        670     197,917      84.22   86.36   71.41      98.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Interest                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Only Term               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        2,171     $216,646,847       95.97%     8.826%       630     $99,791      81.20%  84.17%  73.26%     95.56%
60                          39        6,564,131        2.91      8.373        663     168,311      86.94   88.92   60.35      98.49
120                          7        2,540,058        1.13      6.770        688     362,865      77.20   79.75   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,217     $225,751,035      100.00%     8.790%       632    $101,827      81.33%  84.26%  73.19%     95.70%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $316,794,598
Number of Mortgage Loans:                                                  1,992
Average Scheduled Principal Balance:                                    $159,033
Weighted Average Gross Coupon:                                            8.672%
Weighted Average Net Coupon: (2)                                          8.162%
Weighted Average Current FICO Score:                                         602
Weighted Average Original LTV Ratio: (3)                                  76.42%
Weighted Average Combined Original LTV Ratio: (3)                         77.53%
Weighted Average Stated Remaining Term (months):                             356
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: ((4))                                        25
Weighted Average Gross Margin: ((4))                                      6.113%
Weighted Average Initial Rate Cap: ((4))                                  2.270%
Weighted Average Periodic Rate Cap: ((4))                                 1.020%
Weighted Average Gross Maximum Lifetime Rate: ((4))                      14.752%
Percentage of Loans with Silent Seconds: (5)                              22.85%
Weighted Average Back-Debt to Income Ratio:                               42.42%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.04%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            108       $3,555,524        1.12%    10.946%       622     $32,922      87.57%  87.92%  64.64%    100.00%
$50,001 - $75,000          200       12,502,124        3.95      9.752        600      62,511      75.41   78.67   70.05      91.09
$75,001 - $100,000         242       21,134,187        6.67      9.157        590      87,331      75.64   80.48   73.51      94.25
$100,001 - $125,000        293       33,157,653       10.47      8.904        597     113,166      78.04   83.84   72.52      94.88
$125,001 - $150,000        228       31,493,370        9.94      8.680        604     138,129      77.46   83.20   70.23      91.56
$150,001 - $200,000        385       67,489,750       21.30      8.545        599     175,298      76.09   80.34   61.19      95.57
$200,001 - $250,000        243       54,112,088       17.08      8.450        601     222,683      76.04   80.54   61.81      95.10
$250,001 - $300,000        140       38,490,237       12.15      8.458        607     274,930      77.64   81.03   59.07      97.12
$300,001 - $350,000         78       25,298,707        7.99      8.371        606     324,342      80.34   82.07   53.05      96.10
$350,001 - $400,000         48       17,943,851        5.66      8.462        611     373,830      80.31   80.83   53.75      87.15
$400,001 & Above            27       11,617,106        3.67      8.706        617     430,263      83.53   84.29   32.78      92.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                 1          $86,507        0.03%     5.200%       679     $86,507      52.82%  53.00% 100.00%    100.00%
5.50 - 5.99%                 3          818,786        0.26      5.697        760     272,929      64.45   69.42  100.00     100.00
6.00 - 6.49%                42        8,369,027        2.64      6.323        664     199,263      64.00   65.48   86.44     100.00
6.50 - 6.99%               115       23,187,933        7.32      6.790        639     201,634      72.39   76.06   85.80      96.64
7.00 - 7.49%               142       27,047,629        8.54      7.262        629     190,476      72.75   79.96   76.84      98.36
7.50 - 7.99%               266       47,213,995       14.90      7.772        622     177,496      76.12   82.23   72.66      97.15
8.00 - 8.49%               241       41,477,418       13.09      8.266        601     172,105      75.48   80.55   61.84      96.91
8.50 - 8.99%               319       53,105,580       16.76      8.769        597     166,475      80.68   84.73   56.00      93.22
9.00% & Above              863      115,487,723       36.46     10.043        577     133,821      80.64   82.64   50.74      91.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 22       $4,348,379        1.37%     7.405%       768    $197,654      69.70%  72.16%  62.42%     78.68%
720 - 739                   23        4,072,383        1.29      7.894        731     177,060      80.70   87.63   61.23      73.28
700 - 719                   27        4,972,793        1.57      7.681        709     184,178      80.22   82.52   63.47      73.96
680 - 699                   55        9,268,912        2.93      8.066        689     168,526      79.89   84.73   50.24      79.02
660 - 679                  117       18,498,099        5.84      7.950        668     158,103      79.83   87.15   43.89      85.93
640 - 659                  213       31,031,349        9.80      8.172        649     145,687      77.96   85.61   56.88      91.63
620 - 639                  259       44,176,771       13.94      8.227        628     170,567      79.78   85.77   52.46      94.84
600 - 619                  303       48,139,368       15.20      8.441        610     158,876      79.61   84.18   68.10      96.26
580 - 599                  332       50,788,805       16.03      8.761        588     152,978      80.37   85.30   72.84      97.65
560 - 579                  176       28,183,753        8.90      8.971        569     160,135      76.26   76.44   69.09      97.46
540 - 559                  174       27,828,928        8.78      9.192        550     159,936      74.56   74.99   62.98      98.21
520 - 539                  147       23,050,273        7.28      9.749        529     156,805      70.97   71.28   57.87      98.85
500 - 519                  144       22,434,785        7.08      9.861        511     155,797      71.13   71.71   67.01      98.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        1,875     $312,238,383       98.56%     8.633%       602    $166,527      77.23%  81.20%  62.14%     94.36%
2                          117        4,556,214        1.44     11.356        636      38,942      98.39   98.39   67.60     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             210      $30,097,227        9.50%     8.233%       597    $143,320      49.37%  50.07%  58.59%     98.81%
60.01 - 70.00%             343       56,544,426       17.85      8.162        594     164,853      67.18   72.91   65.20      97.62
70.01 - 80.00%             785      127,589,613       40.28      8.652        597     162,535      78.11   84.70   59.97      96.21
80.01 - 85.00%             165       30,023,769        9.48      9.099        591     181,962      84.43   84.93   64.74      92.59
85.01 - 90.00%             205       39,790,024       12.56      8.756        623     194,098      89.61   90.61   56.86      87.82
90.01 - 95.00%              73       12,007,883        3.79      9.411        617     164,492      94.76   94.76   80.03      82.01
95.01 - 100.00%            211       20,741,656        6.55      9.613        626      98,302      99.94   99.94   69.57      91.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             327      $34,653,441       10.94%     8.644%       602    $105,974      55.81%  56.42%  59.77%     98.96%
60.01 - 70.00%             343       56,544,426       17.85      8.162        594     164,853      67.18   72.91   65.20      97.62
70.01 - 80.00%             785      127,589,613       40.28      8.652        597     162,535      78.11   84.70   59.97      96.21
80.01 - 85.00%             162       29,835,071        9.42      9.090        591     184,167      84.43   84.93   64.52      92.54
85.01 - 90.00%             200       39,613,986       12.50      8.748        623     198,070      89.61   90.61   56.67      87.76
90.01 - 95.00%              64       11,575,494        3.65      9.373        617     180,867      94.77   94.77   79.28      81.34
95.01 - 100.00%            111       16,982,567        5.36      9.187        623     152,996      99.95   99.95   71.53      89.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 1,308     $197,112,491       62.22%     8.446%       599    $150,698      77.91%  82.10% 100.00%     95.38%
Stated Doc                 664      116,780,770       36.86      9.046        607     175,875      76.73   80.06    0.00      93.34
Limited Doc                 16        2,537,025        0.80      8.767        633     158,564      84.71   93.70    0.00      78.92
No Doc                       4          364,311        0.11     10.175        658      91,078      78.90   86.15    0.00      45.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi             1,458     $248,734,035       78.52%     8.618%       597    $170,599      75.36%  78.12%  62.42%     96.73%
Purchase                   421       51,350,070       16.21      8.998        626     121,972      86.55   95.91   59.31      82.08
Rate/term Refi             113       16,710,493        5.27      8.476        609     147,880      82.17   86.55   68.19      98.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,882     $299,170,679       94.44%     8.635%       599    $158,964      77.08%  81.14%  62.84%    100.00%
Investor                    87       13,686,117        4.32      9.384        648     157,312      83.85   84.64   55.45       0.00
Second Home                 23        3,937,801        1.24      9.036        651     171,209      89.72   93.60   38.70       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,695     $261,165,036       82.44%     8.668%       599    $154,080      76.69%  80.58%  63.22%     96.65%
PUD                        123       23,288,476        7.35      8.749        614     189,337      86.55   90.05   65.97      83.57
2-4 Family                  91       20,483,100        6.47      8.748        616     225,089      78.12   81.43   44.60      80.46
Condo                       81       11,582,986        3.66      8.458        621     143,000      77.39   83.72   64.09      90.96
Townhouse                    2          275,000        0.09      9.183        622     137,500      79.38   79.38   31.27     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                         413      $68,704,723       21.69%     8.359%       602    $166,355      73.73%  77.10%  56.68%     92.47%
CA                         142       33,586,441       10.60      8.238        603     236,524      70.26   71.92   55.28      97.75
NJ                         117       24,606,328        7.77      8.627        604     210,310      72.44   79.09   61.06      98.93
TX                         238       22,534,651        7.11      9.292        594      94,683      77.41   81.52   62.77      96.18
NY                          67       16,326,393        5.15      9.059        586     243,678      70.41   72.50   50.67      92.25
GA                         114       16,047,427        5.07      9.066        606     140,767      88.04   92.69   71.87      86.40
MD                          71       14,751,985        4.66      8.473        594     207,774      78.78   81.48   63.03      99.01
IL                          76       13,696,569        4.32      8.889        610     180,218      85.26   88.22   56.06      91.20
VA                          64       11,160,432        3.52      8.398        603     174,382      79.22   85.22   70.74      89.60
CT                          47        7,326,725        2.31      8.820        615     155,888      79.74   85.39   48.40      91.71
Other                      643       88,052,925       27.79      8.814        604     136,941      82.32   86.86   70.65      95.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
33068                        8       $1,557,611        0.49%     7.986%       616    $194,701      74.42%  74.52%  30.29%     90.74%
33177                        6        1,246,972        0.39      7.839        602     207,829      74.30   83.12   72.73     100.00
20735                        4        1,207,755        0.38      8.102        581     301,939      82.13   86.43   71.38     100.00
33317                        5        1,152,305        0.36      7.888        593     230,461      63.09   63.13   50.51     100.00
20011                        5        1,114,001        0.35      7.183        599     222,800      56.15   56.38   78.47     100.00
33023                        6        1,096,584        0.35      7.886        601     182,764      71.42   80.71   53.31     100.00
07104                        3        1,080,444        0.34      7.568        681     360,148      81.61   96.25   41.15     100.00
11433                        3        1,037,497        0.33      8.908        541     345,832      69.22   69.33   77.84     100.00
93550                        4          915,754        0.29      8.433        571     228,939      68.96   68.96   22.00     100.00
32808                        7          910,468        0.29      8.112        632     130,067      75.73   79.83   88.15      65.56
Other                    1,941      305,475,206       96.43      8.698        602     157,380      77.74   81.65   62.39      94.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     90       $5,014,446        1.58%     9.679%       625     $55,716      78.53%  78.55%  72.24%    100.00%
181 - 240                   22        1,331,675        0.42      9.642        626      60,531      82.81   82.82   77.65     100.00
241 - 360                1,871      308,466,723       97.37      8.649        601     164,867      77.45   81.43   61.95      94.29
421 - 480                    9        1,981,753        0.63      9.001        620     220,195      84.64   91.28   68.72     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                   750     $111,655,572       35.25%     9.093%       586    $148,874      78.02%  81.28%  57.92%     91.31%
2 YR ARM 40/40               4          948,408        0.30      9.205        607     237,102      80.47   89.91   67.53     100.00
2 YR ARM BALLOON 40/30     500       98,906,420       31.22      8.493        600     197,813      77.03   82.12   55.55      96.86
2 YR ARM BALLOON 50/30       1          208,000        0.07     10.450        579     208,000      77.04   77.04    0.00     100.00
2 YR ARM IO                 43        9,153,698        2.89      8.572        642     212,877      86.25   91.93   48.25      84.93
3 YR ARM                    73       12,902,707        4.07      8.969        601     176,749      82.01   84.20   61.99      94.13
3 YR ARM 40/40               1          311,959        0.10     10.610        627     311,959     100.00   100.00   0.00     100.00
3 YR ARM BALLOON 40/30      36        6,624,067        2.09      8.879        590     184,002      78.32   82.16   72.95     100.00
3 YR ARM IO                 11        1,585,550        0.50      9.090        617     144,141      87.05   92.09   73.40     100.00
40 YR FIXED                  4          721,386        0.23      8.037        633     180,346      83.48   89.29  100.00     100.00
5 YR ARM                    16        2,217,329        0.70      8.576        603     138,583      72.52   77.03   83.89      97.74
5 YR ARM BALLOON 40/30      13        2,118,669        0.67      7.953        648     162,975      73.30   85.96   73.81     100.00
5 YR ARM IO                  1           94,500        0.03     10.975        650      94,500      90.00   90.00    0.00       0.00
FIXED                      433       57,720,139       18.22      8.110        622     133,303      74.34   77.19   82.27      95.73
FIXED BALLOON 30/15         57        2,230,449        0.70     10.982        641      39,131      98.31   98.31   72.38     100.00
FIXED BALLOON 40/30         37        7,047,991        2.22      8.033        634     190,486      71.94   77.35   61.02     100.00
FIXED IO                    12        2,347,751        0.74      7.855        660     195,646      86.21   88.69   38.49      97.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Initial                   of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        1         $105,000        0.03%    11.990%       633    $105,000      70.00%  70.00% 100.00%    100.00%
1.50%                       55        9,033,169        2.85      9.277        581     164,239      80.89   83.07   78.39     100.00
2.00%                    1,046      175,324,241       55.34      8.917        589     167,614      75.69   80.19   55.47      94.05
3.00%                      317       57,815,443       18.25      8.454        616     182,383      85.58   88.71   59.19      92.01
5.00%                       29        4,335,999        1.37      8.271        625     149,517      72.90   81.39   78.97      98.84
6.00%                        1          113,029        0.04      7.000        683     113,029      87.31   87.31    0.00     100.00
N/A                        543       70,067,716       22.12      8.185        625     129,038      75.35   78.39   78.53      96.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,389     $236,978,018       74.80%     8.793%       596    $170,611      78.05%  82.25%  56.90%     93.63%
1.50%                       59        9,635,834        3.04      9.267        583     163,319      80.63   83.95   75.11     100.00
2.00%                        1          113,029        0.04      7.000        683     113,029      87.31   87.31    0.00     100.00
N/A                        543       70,067,716       22.12      8.185        625     129,038      75.35   78.39   78.53      96.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Rate Reset              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                  1,298     $220,872,099       69.72%     8.804%       594    $170,163      77.92%  82.13%  56.44%     93.57%
25 - 36                    121       21,424,283        6.76      8.974        599     177,060      81.51   84.39   65.32      96.46
49 & Above                  30        4,430,499        1.40      8.329        626     147,683      73.26   81.57   77.28      96.74
N/A                        543       70,067,716       22.12      8.185        625     129,038      75.35   78.39   78.53      96.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                        543      $70,067,716       22.12%     8.185%       625    $129,038      75.35%  78.39%  78.53%     96.39%
0.01 - 11.99%                5        1,076,129        0.34      6.705        655     215,226      76.20   91.73   76.66     100.00
12.00 - 12.49%              29        6,133,674        1.94      6.653        631     211,506      72.30   75.30   84.29     100.00
12.50 - 12.99%              81       16,273,510        5.14      7.106        632     200,908      71.98   75.91   74.96      97.65
13.00 - 13.49%             106       19,867,058        6.27      7.478        623     187,425      71.92   79.54   68.84      97.12
13.50 - 13.99%             179       32,450,729       10.24      7.949        612     181,289      77.37   84.47   64.32      96.75
14.00 - 14.49%             180       31,990,587       10.10      8.298        600     177,725      76.43   81.47   59.18      95.90
14.50 - 14.99%             247       42,412,067       13.39      8.851        594     171,709      81.02   85.12   51.08      92.07
15.00 - 15.49%             175       28,864,833        9.11      9.232        583     164,942      80.29   84.04   48.31      93.22
15.50 - 15.99%             183       29,345,308        9.26      9.684        580     160,357      81.54   83.85   51.85      89.97
16.00% & Above             264       38,312,987       12.09     10.756        562     145,125      79.70   80.63   51.12      90.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                        543      $70,067,716       22.12%     8.185%       625    $129,038      75.35%  78.39%  78.53%     96.39%
0.01 - 4.99%                30        5,813,957        1.84      7.786        628     193,799      84.32   88.32   78.01      88.90
5.00 - 5.49%                78       15,806,333        4.99      8.240        607     202,645      79.80   85.27   55.26      97.00
5.50 - 5.99%               691      116,044,300       36.63      8.532        593     167,937      74.19   79.84   58.92      96.75
6.00 - 6.49%               255       43,834,929       13.84      9.312        585     171,902      78.04   80.83   52.30      94.40
6.50 - 6.99%               177       29,629,846        9.35      9.250        599     167,400      79.80   81.95   59.85      87.09
7.00 - 7.49%               125       19,483,029        6.15      9.071        612     155,864      89.94   91.95   68.64      86.46
7.50 - 7.99%                66       11,103,933        3.51      9.134        603     168,241      87.63   89.65   33.13      90.89
8.00 - 8.49%                25        4,630,865        1.46      9.535        571     185,235      81.18   84.21   50.89      94.17
8.50 - 8.99%                 2          379,690        0.12      9.244        606     189,845      91.56   91.56   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Interest Only Term


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Interest                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Only Term               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        1,925     $303,613,098       95.84%     8.678%       600    $157,721      77.15%  81.02%  62.79%     94.70%
36                           1          114,300        0.04      8.875        551     114,300      75.00   75.00    0.00     100.00
60                          59       11,770,025        3.72      8.470        645     199,492      85.39   90.99   49.00      86.94
120                          7        1,297,174        0.41      8.985        619     185,311      96.17   96.17   55.24     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,992     $316,794,598      100.00%     8.672%       602    $159,033      77.53%  81.45%  62.22%     94.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $729,289,584
Number of Mortgage Loans:                                                  4,700
Average Scheduled Principal Balance:                                    $155,168
Weighted Average Gross Coupon:                                            8.633%
Weighted Average Net Coupon: (2)                                          8.123%
Weighted Average Current FICO Score:                                         628
Weighted Average Original LTV Ratio:                                      77.33%
Weighted Average Combined Original LTV Ratio: (3)                         82.05%
Weighted Average Stated Remaining Term (months): (3)                         353
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: ((4))                                        25
Weighted Average Gross Margin: ((4))                                      6.024%
Weighted Average Initial Rate Cap: ((4))                                  2.648%
Weighted Average Periodic Rate Cap: ((4))                                 1.010%
Weighted Average Gross Maximum Lifetime Rate: ((4))                      14.549%
Percentage of Loans with Silent Seconds: (5)                              33.36%
Weighted Average Back-Debt to Income Ratio:                               42.72%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            744      $23,263,953        3.19%    11.553%       614     $31,269      93.34%  93.69%  66.77%     95.55%
$50,001 - $75,000          619       38,805,891        5.32      9.977        614      62,691      84.77   89.84   65.98      84.49
$75,001 - $100,000         634       55,637,874        7.63      9.150        616      87,757      82.72   90.51   65.42      89.65
$100,001 - $125,000        554       62,240,643        8.53      8.951        617     112,348      82.61   93.01   59.75      94.01
$125,001 - $150,000        413       56,286,637        7.72      8.792        616     136,287      81.47   91.85   59.42      92.87
$150,001 - $200,000        559       97,652,312       13.39      8.530        621     174,691      82.03   91.79   56.24      93.56
$200,001 - $250,000        321       71,980,413        9.87      8.403        626     224,238      81.35   91.43   56.59      95.30
$250,001 - $300,000        249       68,225,542        9.36      8.166        635     273,998      80.70   91.19   53.50      95.49
$300,001 - $350,000        181       58,709,618        8.05      8.179        639     324,363      79.77   89.74   50.45      97.26
$350,001 - $400,000        132       49,207,692        6.75      8.288        633     372,786      81.29   89.99   45.90      96.08
$400,001 & Above           294      147,279,009       20.19      8.118        643     500,949      81.43   89.95   44.48      97.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                 1         $239,723        0.03%     5.225%       593    $239,723      80.00%  80.00% 100.00%    100.00%
5.50 - 5.99%                19        8,216,225        1.13      5.796        742     432,433      66.32   66.57   81.53     100.00
6.00 - 6.49%                53       16,466,936        2.26      6.286        675     310,697      72.67   77.67   85.13     100.00
6.50 - 6.99%               191       51,185,067        7.02      6.786        656     267,985      77.37   85.66   84.82      97.17
7.00 - 7.49%               305       66,702,016        9.15      7.263        647     218,695      79.10   90.73   77.46      98.90
7.50 - 7.99%               628      118,556,990       16.26      7.760        636     188,785      80.11   93.51   64.45      98.61
8.00 - 8.49%               513      101,912,002       13.97      8.243        633     198,659      80.89   93.58   51.58      95.76
8.50 - 8.99%               699      122,393,041       16.78      8.733        620     175,097      81.61   91.77   40.86      91.24
9.00% & Above            2,291      243,617,583       33.40     10.190        607     106,337      86.66   91.27   42.29      90.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 80      $20,356,614        2.79%     7.377%       770    $254,458      75.20%  82.18%  57.00%     92.71%
720 - 739                   62       12,573,337        1.72      7.812        728     202,796      79.90   92.52   31.48      89.31
700 - 719                  110       23,034,492        3.16      8.095        708     209,404      82.92   93.46   44.78      83.99
680 - 699                  229       47,080,870        6.46      8.027        689     205,593      82.06   93.40   42.15      91.59
660 - 679                  390       74,683,989       10.24      8.196        668     191,497      83.15   94.17   42.78      93.53
640 - 659                  579       96,912,214       13.29      8.457        648     167,379      82.07   93.88   44.33      94.80
620 - 639                  969      145,905,334       20.01      8.711        629     150,573      83.10   94.55   40.42      95.91
600 - 619                  829      113,389,129       15.55      8.763        609     136,778      83.92   92.78   59.84      95.68
580 - 599                  690       84,359,517       11.57      8.858        590     122,260      82.48   91.35   81.64      96.69
560 - 579                  259       38,777,277        5.32      9.134        569     149,719      79.63   80.27   70.11      91.53
540 - 559                  245       36,651,476        5.03      9.283        550     149,598      79.03   79.45   76.60      94.07
520 - 539                  196       27,384,749        3.75      9.655        531     139,718      78.45   79.21   69.11      94.82
500 - 519                   62        8,180,589        1.12      9.853        511     131,945      77.41   78.08   92.07      99.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        3,745     $685,182,367       93.95%     8.422%       627    $182,959      81.03%  90.56%  54.78%     94.08%
2                          955       44,107,217        6.05     11.899        633      46,186      97.97   97.97   51.43      99.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             146      $19,458,665        2.67%     7.920%       632    $133,279      47.79%  48.08%  68.92%     79.11%
60.01 - 70.00%             254       48,025,050        6.59      7.840        626     189,075      67.25   73.64   62.70      93.48
70.01 - 80.00%           2,209      406,260,184       55.71      8.255        632     183,911      79.31   94.09   49.60      96.31
80.01 - 85.00%             342       62,398,594        8.56      8.833        602     182,452      84.46   86.09   64.37      93.48
85.01 - 90.00%             536       90,651,395       12.43      8.791        619     169,126      89.62   90.84   63.65      87.77
90.01 - 95.00%             195       32,192,705        4.41      9.163        638     165,091      94.48   94.50   59.36      90.99
95.01 - 100.00%          1,018       70,302,990        9.64     10.929        635      69,060      99.90   99.90   51.28      99.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           1,095      $63,319,406        8.68%    10.680%       633     $57,826      82.75%  82.84%  56.61%     92.95%
60.01 - 70.00%             242       47,188,050        6.47      7.772        627     194,992      67.26   73.76   62.82      93.36
70.01 - 80.00%           2,199      405,692,919       55.63      8.250        632     184,490      79.31   94.12   49.59      96.30
80.01 - 85.00%             329       61,547,505        8.44      8.794        602     187,074      84.47   86.12   64.32      93.39
85.01 - 90.00%             513       89,664,983       12.29      8.764        619     174,786      89.62   90.86   63.64      87.69
90.01 - 95.00%             159       30,598,331        4.20      9.039        639     192,442      94.47   94.50   59.64      90.98
95.01 - 100.00%            163       31,278,390        4.29      9.652        635     191,892      99.83   99.83   52.64      98.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 2,814     $398,040,757       54.58%     8.322%       618    $141,450      81.83%  89.38% 100.00%     94.23%
Stated Doc               1,789      314,986,773       43.19      9.029        640     176,069      82.21   92.96    0.00      94.70
Limited Doc                 85       14,436,959        1.98      8.498        629     169,847      85.20   94.42    0.00      92.99
No Doc                      12        1,825,095        0.25      9.066        690     152,091      77.73   81.26    0.00      84.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 2,637     $377,273,612       51.73%     8.793%       640    $143,069      84.08%  97.40%  45.82%     94.25%
Cashout Refi             1,582      276,583,796       37.93      8.516        613     174,832      79.31   82.84   64.45      93.84
Rate/term Refi             277       51,147,433        7.01      8.063        625     184,648      82.40   90.43   61.87      97.46
Home Improvement           204       24,284,742        3.33      8.665        613     119,043      81.08   85.99   62.91      96.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           4,367     $688,337,131       94.38%     8.597%       627    $157,622      82.18%  91.53%  54.49%    100.00%
Investor                   288       33,970,407        4.66      9.260        637     117,953      79.30   80.11   59.74       0.00
Second Home                 45        6,982,046        0.96      9.056        650     155,157      82.90   92.78   38.26       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            3,563     $520,537,082       71.38%     8.616%       623    $146,095      81.44%  89.93%  59.98%     95.11%
PUD                        554       95,386,916       13.08      8.631        634     172,179      84.84   94.38   44.55      96.85
2-4 Family                 311       69,808,170        9.57      8.785        646     224,464      82.57   92.71   34.71      85.99
Condo                      262       42,073,915        5.77      8.593        638     160,587      82.50   93.91   43.30      93.57
Townhouse                   10        1,483,501        0.20      8.492        629     148,350      80.17   91.12   57.73     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         335     $107,960,553       14.80%     7.890%       650    $322,270      78.65%  87.27%  53.63%     97.16%
FL                         422       74,409,780       10.20      8.662        633     176,326      81.78   91.63   44.25      92.34
NY                         182       49,051,620        6.73      8.759        634     269,514      81.22   90.06   44.21      97.64
TX                         471       48,609,235        6.67      8.818        618     103,204      81.99   93.98   55.72      91.83
MD                         165       40,363,902        5.53      8.267        633     244,630      82.64   90.18   54.12      97.96
NJ                         152       38,704,207        5.31      8.948        620     254,633      82.71   88.50   39.90      94.49
IL                         206       38,137,711        5.23      8.655        637     185,135      83.22   93.15   39.60      95.46
GA                         293       34,746,000        4.76      9.125        620     118,587      86.55   96.44   57.03      91.85
AZ                         131       22,797,808        3.13      8.636        607     174,029      79.27   84.87   59.48      98.37
MA                         109       22,461,281        3.08      8.616        645     206,067      82.10   95.01   42.74      99.55
Other                    2,234      252,047,486       34.56      8.821        618     112,823      83.01   91.68   64.70      92.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
11236                        7       $2,319,597        0.32%     8.505%       651    $331,371      81.59% 100.00%   0.00%    100.00%
20744                        6        1,967,920        0.27      7.504        636     327,987      86.13   93.03   68.41     100.00
11758                        5        1,888,793        0.26      8.025        677     377,759      78.47   87.41   54.00     100.00
93551                        5        1,857,299        0.25      7.871        641     371,460      84.43   92.36   48.33     100.00
20770                        6        1,828,837        0.25      8.051        647     304,806      80.11   93.40   16.19     100.00
33076                        3        1,808,374        0.25      7.923        657     602,791      86.20   90.18   80.09     100.00
11221                        4        1,722,724        0.24      9.356        659     430,681      90.79  100.00    0.00     100.00
20720                        4        1,645,923        0.23      7.742        661     411,481      78.22   82.06   33.52     100.00
20735                        4        1,578,754        0.22      7.475        628     394,689      80.43   85.91  100.00     100.00
20774                        4        1,578,180        0.22      8.244        643     394,545      75.69   83.04   63.52      84.17
Other                    4,652      711,093,184       97.50      8.647        627     152,858      82.04   91.00   54.83      94.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    479      $25,690,150        3.52%    11.416%       639     $53,633      97.21%  97.31%  53.48%     98.37%
181 - 240                   75        4,717,433        0.65     10.478        616      62,899      79.66   79.66   66.44     100.00
241 - 360                4,120      691,833,380       94.86      8.514        627     167,921      81.46   90.79   54.72      94.14
421 - 480                   26        7,048,621        0.97      8.869        638     271,101      86.79   96.90   36.47     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM BALLOON 40/30       1         $204,742        0.03%     8.050%       658    $204,742      80.00% 100.00%   0.00%    100.00%
2 YR ARM                 1,493      227,746,727       31.23      8.793        618     152,543      81.63   90.42   52.47      88.90
2 YR ARM 40/40              21        5,941,133        0.81      8.665        637     282,911      84.91   96.58   24.63     100.00
2 YR ARM BALLOON 40/30   1,034      236,853,518       32.48      8.308        628     229,065      80.89   93.39   47.05      97.61
2 YR ARM IO                165       46,673,640        6.40      8.244        652     282,871      82.67   94.66   43.89      97.55
3 YR ARM                   134       20,594,769        2.82      8.910        609     153,692      83.63   89.56   62.17      94.74
3 YR ARM 40/40               2          820,846        0.11     10.227        663     410,423      99.47   99.47  100.00     100.00
3 YR ARM BALLOON 40/30      86       16,486,597        2.26      8.614        614     191,705      81.16   90.60   63.19      98.39
3 YR ARM IO                 19        4,318,250        0.59      8.549        649     227,276      88.39   96.37   60.43     100.00
40 YR FIXED                  3          286,642        0.04      9.202        602      95,547      89.52   96.04  100.00     100.00
5 YR ARM                    30        3,957,816        0.54      7.796        640     131,927      76.84   86.89   81.05      91.47
5 YR ARM BALLOON 40/30      27        6,285,954        0.86      7.707        654     232,813      76.74   93.69   60.78     100.00
5 YR ARM IO                  8        1,990,620        0.27      7.459        667     248,828      84.85   95.26   51.42     100.00
6 MO ARM                     5        1,651,653        0.23      6.567        684     330,331      88.05   91.95   15.23     100.00
7 YR ARM IO                  1           80,000        0.01      8.625        657      80,000      80.00  100.00    0.00     100.00
FIXED                    1,108       98,599,087       13.52      8.934        633      88,988      81.77   84.81   70.81      93.84
FIXED BALLOON 30/15        385       21,855,344        3.00     11.540        644      56,767      99.22   99.23   49.81      99.60
FIXED BALLOON 40/30        143       27,681,808        3.80      7.845        622     193,579      79.97   84.81   85.26      96.44
FIXED BALLOON 50/30          1          504,000        0.07      8.500        636     504,000      90.00   90.00    0.00     100.00
FIXED IO                    34        6,756,438        0.93      7.950        674     198,719      83.53   85.55   82.86      99.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Initial                   of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        5       $1,651,653        0.23%     6.567%       684    $330,331      88.05%  91.95%  15.23%    100.00%
1.50%                       70       10,301,889        1.41      9.337        584     147,170      79.61   83.74   65.61     100.00
2.00%                      965      196,921,020       27.00      8.645        624     204,063      79.77   91.14   47.77      93.37
3.00%                    1,945      357,956,624       49.08      8.440        628     184,039      82.61   92.94   50.91      94.31
5.00%                       41        6,775,079        0.93      7.990        635     165,246      76.08   90.13   67.14      95.01
N/A                      1,674      155,683,319       21.35      9.062        634      93,001      84.01   86.90   70.78      95.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Periodic Cap            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    2,952     $562,434,639       77.12%     8.501%       627    $190,527      81.55%  92.27%  49.91%     94.00%
1.50%                       73       11,091,626        1.52      9.262        585     151,940      79.88   84.65   64.25     100.00
2.00%                        1           80,000        0.01      8.625        657      80,000      80.00  100.00    0.00     100.00
N/A                      1,674      155,683,319       21.35      9.062        634      93,001      84.01   86.90   70.78      95.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Rate Reset              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                       6       $1,856,396        0.25%     6.731%       681    $309,399      87.16%  92.84%  13.55%    100.00%
13 - 24                  2,713      517,215,019       70.92      8.520        626     190,643      81.42   92.23   48.90      93.80
25 - 36                    241       42,220,461        5.79      8.783        616     175,189      83.46   90.85   63.13      96.81
49 & Above                  66       12,314,390        1.69      7.701        651     186,582      78.11   91.80   65.38      97.26
N/A                      1,674      155,683,319       21.35      9.062        634      93,001      84.01   86.90   70.78      95.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                      1,674     $155,683,319       21.35%     9.062%       634     $93,001      84.01%  86.90%  70.78%     95.39%
0.01 - 11.99%               18        5,775,205        0.79      6.700        660     320,845      74.43   80.50   78.16     100.00
12.00 - 12.49%              41       11,808,039        1.62      6.696        655     288,001      77.45   89.12   76.08     100.00
12.50 - 12.99%             123       31,202,972        4.28      6.904        653     253,683      77.56   90.76   78.62      97.38
13.00 - 13.49%             236       49,184,124        6.74      7.313        643     208,407      80.04   93.70   75.77      99.31
13.50 - 13.99%             490       97,434,935       13.36      7.774        637     198,847      80.44   94.35   59.91      97.45
14.00 - 14.49%             435       91,929,791       12.61      8.243        637     211,333      80.83   94.21   46.92      96.80
14.50 - 14.99%             550      104,300,936       14.30      8.685        622     189,638      81.58   92.53   37.32      92.42
15.00 - 15.49%             362       59,263,272        8.13      9.179        612     163,711      82.05   90.83   33.33      91.46
15.50 - 15.99%             367       60,806,305        8.34      9.593        606     165,685      84.59   91.07   40.75      89.54
16.00% & Above             404       61,900,688        8.49     10.396        595     153,220      85.23   88.18   44.56      87.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                      1,674     $155,683,319       21.35%     9.062%       634     $93,001      84.01%  86.90%  70.78%     95.39%
0.01 - 4.99%               209       51,925,769        7.12      7.135        654     248,449      81.32   93.86   68.21      99.14
5.00 - 5.49%               301       66,892,119        9.17      7.867        635     222,233      81.23   92.59   58.64      97.57
5.50 - 5.99%             1,013      206,641,063       28.33      8.332        628     203,989      79.35   92.43   54.34      94.76
6.00 - 6.49%               527       95,607,274       13.11      8.787        619     181,418      80.87   90.74   42.07      93.16
6.50 - 6.99%               392       63,099,035        8.65      8.947        618     160,967      82.39   91.51   39.69      92.71
7.00 - 7.49%               308       47,493,698        6.51      9.434        613     154,200      85.48   92.23   44.01      93.76
7.50 - 7.99%               182       29,587,363        4.06      9.724        613     162,568      87.97   91.48   31.76      88.33
8.00 - 8.49%                52        7,668,520        1.05     10.000        621     147,472      89.60   92.44   35.95      74.53
8.50 - 8.99%                26        2,928,599        0.40     10.304        587     112,638      90.36   90.65   58.22      74.59
9.00 - 9.49%                12        1,445,895        0.20     10.727        633     120,491      93.20   93.58   48.42      66.70
9.50% & Above                4          316,929        0.04     11.387        562      79,232      83.82   87.14   56.32      56.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Interest Only Term


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Interest                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Only Term               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        4,473     $669,470,636       91.80%     8.671%       625    $149,669      81.94%  90.76%  55.02%     94.06%
60                         211       54,068,077        7.41      8.277        654     256,247      83.10   94.60   47.45      97.82
120                         16        5,750,871        0.79      7.543        661     359,429      84.64   86.04   70.59     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,700     $729,289,584      100.00%     8.633%       628    $155,168      82.05%  91.01%  54.58%     94.38%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.